SALE CONTRACT
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     THIS  SALE  CONTRACT  (this  "CONTRACT") is made and entered into as of the
17th day of April, 2002, by and between SENIOR LIFESTYLE SHREVEPORT, L.L.C. ("SELLER"), and EMERITUS CORPORATION ("BUYER").
     RECITALS:
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     A.     Seller  is  the  owner  of  a  parcel of land located in Shreveport,
Louisiana,  more  particularly described on Exhibit A attached hereto and made a
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part  hereof,  together  with  an  assisted  living  facility  and  appurtenant improvements and fixtures (the "REAL PROPERTY"), and Seller owns the Personal Property (as defined in the Exhibit Recitals attached hereto and made a part
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hereof)  at  the  Real  Property  (the Real Property, together with the Personal
Property,  the  "FACILITY").
B.     Seller  desires  to  sell  and  Buyer  desires  to  purchase the Facility pursuant  and  subject  to  the  terms  and  conditions  set  forth  herein.
     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. PURCHASE AND SALE. Subject to the provisions of this Contract, Seller agrees to sell and convey and Buyer agrees to purchase and acquire the Facility.
     The  term  "BUYER"  as  used  herein  shall  include any designee of Buyer.
2. PURCHASE PRICE AND EARNEST MONEY. The purchase price ("PURCHASE PRICE") shall be Ten Dollars ($10.00). The Purchase Price takes into account that Buyer will (i) assume the loan, in the original principal amount of $6,480,000, which is secured by a mortgage lien encumbering the Facility (the "SHREVEPORT LOAN"), and (ii) arrange for a credit entity satisfactory to Lender (hereinafter defined) to replace WHSLC Realty, L.L.C. ("WHSLC") as the guarantor under the Shreveport Loan. Simultaneously with, or prior to, its execution of this Contract, Buyer shall pay to the Escrow Agent (as defined in Section 6(a)) the sum of Twelve Thousand Five Hundred Dollars ($12,500) as the earnest money deposit (the "EARNEST MONEY"). The Earnest Money shall be held in escrow pending closing. Buyer may, at its option, direct Escrow Agent to invest the Earnest Money in a federally-insured interest-bearing account designated by Buyer and approved by Seller. All interest which has accrued on the Earnest Money shall be paid to Buyer, except that if closing is not consummated, interest on the Earnest Money shall be paid to the party entitled to the Earnest Money pursuant to the terms hereof. The Earnest Money shall be applied to the Purchase Price (with the balance of the Earnest Money returned to Buyer) or otherwise  paid  to  Seller  and/or  Buyer  as  provided  for  herein.
3. SHREVEPORT ASSUMED DEBT. The Shreveport Loan is part of a $55,000,000 credit facility to Seller and affiliates of Seller (the "CREDIT FACILITY") that is cross-defaulted and cross-collateralized. Accordingly, the Facility is subject to a mortgage lien which secures not only the Shreveport Loan (the "EXISTING DEBT"), as described in the loan documents listed in Exhibit B hereto
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(the "SHREVEPORT LOAN DOCUMENTS"), but also certain additional loans (the "OTHER
DEBT") which are secured by both the Facility and other facilities and collateral (the "OTHER FACILITIES"), and which are described in other loan documents evidencing or securing the Other Debt (the "OTHER LOAN DOCUMENTS"). The holder of the Existing Debt shall hereinafter be referred to as "LENDER". Buyer acknowledges that it is the parties' expectation that the Existing Debt will be assumed by Buyer and that Buyer will acquire the Facility subject to the Existing Debt and any liens encumbering the Facility and securing the Existing Debt, but that the Existing Debt, the Facility and the Shreveport Loan Documents shall not be cross-defaulted or cross-collateralized with (and shall otherwise be completely severed from) the Other Debt, the Other Facilities or the Other Loan Documents. It is also the parties' expectation that prior to closing, the parties will obtain (1) an estoppel certificate of Lender, certifying to Buyer and Seller (i) the amount of the Existing Debt; (ii) the balance in any impound and reserve accounts held by Lender, (iii) that the Lender has not given a written notice of default in respect of the Existing Debt or the Credit Facility, except for written notice of any default which was subsequently cured, or waived by Lender, or which will be cured, or waived by Lender, upon closing hereunder and (iv) that Seller has performed all of the Obligations (as defined in that certain Completion Guaranty Agreement, dated as of May 15, 1999, by WHSLC for the benefit of Lender); provided, however, that in the event that the estoppel certificate does not provide the certification set forth in this clause
(iv), Seller shall be deemed to have made the certification set forth in this clause (iv), such certification shall be deemed for all purposes a representation and warranty of Seller made under Section 7(a) of this Contract and the condition that the estoppel certificate from Lender contain the certification set forth in this clause (iv) shall be deemed satisfied), and (2) the approval of Lender for: (i) the conveyance of the Facility to Buyer subject to the Existing Debt; (ii) the assumption of such Existing Debt by Buyer on terms and conditions substantially the same as those set forth in the documents which evidence and secure the Existing Debt, including, without limitation, if Emeritus Corporation is not the grantee, the substitution of Emeritus Corporation or another credit entity acceptable to Lender as the guarantor;
(iii) the release of Seller and WHSLC from any liability or obligation in respect of the Existing Debt from and after the Closing Date (except for a guaranty of a portion of the Existing Debt, which guaranty may be delivered by Seller to Lender at closing to induce Lender to give the Required Consent, on such terms, if any, as may be acceptable to Seller and Lender), (iv) the modification of the Shreveport Loan Documents and the Other Loan Documents so that the Existing Debt, the Facility and the Shreveport Loan Documents shall not be cross-defaulted or cross-collateralized with (and shall otherwise be completely severed from) the Other Debt, the Other Facilities or the Other Loan Documents and (v) the modification of representations and warranties in the Shreveport Loan Documents and the Other Loan Documents, to the extent necessary to reflect the change in the identity of the borrower and guarantor thereunder resulting from the assumption, substitution, release and modification (the estoppel certificate and the approval described in (1) and (2) above being collectively referred to as the "REQUIRED CONSENT"). During the Feasibility Period, and thereafter (if necessary), the parties will cooperate in good faith and Buyer will promptly (and in any event within three (3) Business Days from the receipt of a request from Seller or Lender) provide Seller and Lender with all information reasonably requested by Lender to make a decision as to whether to approve the assumption, substitution, release and modification. Buyer shall use commercially reasonable efforts to assist Seller and WHSLC in obtaining their release from liability under the Existing Debt. Except as provided in the last sentence of this paragraph, Buyer shall comply with all commercially reasonable conditions precedent to the effectiveness of the Required Consent, including, without limitation, assuming WHSLC's guaranty obligations under the Existing Debt. Provided that the Required Consent is obtained, Buyer shall assume the Existing Debt which shall hereafter be referred to as the "ASSUMED DEBT" and Seller shall pay at closing all of Lender's out-of-pocket costs and expenses in connection with the assumption, substitution, release and modification. In no event shall either Buyer or Seller be required to pay an assumption fee.
4.     SELLER'S  FUNDING  OF  OPERATING  LOSSES
(a) Buyer acknowledges that the Facility is currently operating at a loss and may continue to do so. To induce Buyer to purchase the Facility, Seller has agreed to fund operating losses (calculated in accordance with generally accepted accounting principals ("GAAP") and including as facility expenses debt service and a management fee in the amount of five percent (5%) of Gross Revenues (hereinafter defined))(the "OPERATING LOSSES"), up to the amounts and under the terms, conditions and limitations specified on Exhibit C (the
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"OPERATING  LOSS CAPS").  The term "GROSS REVENUES" means all revenues generated by the operation of the Facility, but shall not include proceeds from the sale of the Facility or the Facility's equipment. There is, as stated on Exhibit C,
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(i)  an  Operating Loss Cap applicable to the first 365-day period following the
Closing Date ("FIRST 365-DAY PERIOD"), (ii) an Operating Loss Cap applicable to the 366-day period (2004 being a leap year) following the first anniversary of the Closing Date ("SECOND 365-DAY PERIOD," and together with the First 365-Day Period, the "365-DAY PERIODS"), and (iii) an aggregate Operating Loss Cap comprising the maximum aggregate Operating Losses which Seller is liable for hereunder. All Operating Losses shall be calculated monthly as described below. No Operating Losses shall be funded in respect of any period after the end of the Second 365-Day Period.
(b) To calculate the amount of Operating Losses required to be funded by Seller under this Contract, Buyer shall provide Seller with a monthly report ("MONTHLY REPORT") in the form set forth on Schedule 4(b) setting forth the
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income  and  expenses  for  the  Facility, together with (i) the current month's profit or loss for the Facility, (ii) the year to date profit or loss for the Facility, (iii) the aggregate funding that has been made under this Section 4, and (iv) the amount remaining in the Operating Loss Account (as hereinafter defined). The information contained in the report shall be determined in accordance with GAAP. Seller shall have the right to audit Buyer's Monthly Reports at Seller's sole cost and expense upon reasonable notice and during normal business hours. In the event that a Monthly Reimbursement is not paid to Buyer when due under this Section 4, Seller shall pay interest at the rate of twelve percent (12%) per annum on any amounts not paid when due. Within thirty
(30) days after Seller receives the Monthly Report for a month ending during a 365-Day Period, Seller shall fund to Buyer in the form of a reimbursement check paid to the order of Buyer an amount determined by subsection (c) below (each, a "MONTHLY REIMBURSEMENT").
(c) To determine the amount of each Monthly Reimbursement, Buyer and Seller shall establish two ledger accounts (each, an "OPERATING LOSS ACCOUNT"), one for the First 365-Day Period (the "FIRST OPERATING LOSS ACCOUNT") and one for the Second 365-Day Period (the "SECOND OPERATING LOSS ACCOUNT"). The First Operating Loss Account shall be credited at the closing with the First Year
Operating  Loss  Cap  set  forth in Exhibit C.  The First Operating Loss Account
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shall  be  debited  with  each  amount funded under this subsection by Seller in respect of each period during the First 365-Day Period. The Second Operating Loss Account shall be credited at the closing with the Second Year Operating Loss Cap set forth in Exhibit C. The Second Operating Loss Account shall be
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debited  with  each  amount funded under this subsection by Seller in respect of each period during the Second 365-Day Period. The amount of each Operating Loss Account shall never be less than zero. The amount of each Monthly Reimbursement in respect of each month during the First 365-Day Period shall equal the least of the following amounts: (i) the Operating Losses for the Facility for the month to which the Monthly Report relates, (ii) the Operating Losses for the Facility from the commencement of the First 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the First Operating Loss Account or (iii) the balance in the First Operating Loss Account. The amount of each Monthly Reimbursement in respect of each month during the Second 365-Day Period shall equal the least of the following amounts: (i) the Operating Losses for the Facility for the month to which the Monthly Report relates, (ii) the aggregate Operating Losses for the Facility from the commencement of the Second 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the Second Operating Loss Account or (iii) the balance in the Second Operating Loss Account.
(d) Horizon Bay Management, L.L.C. ("HBM") shall execute at closing a guaranty substantially in the form of Exhibit J (the "GUARANTY OF OPERATING
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LOSSES"),  guaranteeing payment of Seller's obligation to fund Operating Losses, provided that in no event shall HBM and Seller, collectively, be obligated to fund Operating Losses of more than the Operating Loss Cap.
(e) Notwithstanding anything to the contrary in this Section 4, the maximum aggregate liability of Seller under this Section 4 and HBM under the guaranty described in subsection (d) shall not exceed $302,000.
(f) Reference is made to that certain Sale Contract dated April 4, 2002, by and between (i) Integrated Living Communities of Alexandria, L.L.C., Integrated Living Communities of Lake Charles, L.L.C., Integrated Living Communities of Lafayette, L.L.C., Integrated Living Communities of Henderson, L.P., Integrated Living Communities of Oakwell, L.P., Integrated Living Communities of San Antonio, L.P., and Integrated Living Communities of McKinney, L.P. and (ii) Buyer (the "OTHER CONTRACT"). In the event that (i) the Operating Losses (as defined in the Other Contract) for the Facilities (as defined in the Other Contract) for the First 365-Day Period (as defined in the Other Contract) exceed the aggregate of First Year Operating Loss Caps set forth in Exhibit B to the Other Contract (such excess being referred to as the "OTHER CONTRACT FIRST YEAR SHORTFALL") and the balance in the First Operating Loss Account (as defined in the Other Contract) is zero and (ii) the First Year Operating Loss Cap set forth in Exhibit C to this Contract exceeds the Operating Losses under this Section
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for  the Facility for the First 365-Day Period (such excess being referred to as the "SHREVEPORT FIRST YEAR EXCESS"), Seller shall pay to Buyer an amount equal to the lesser of (i) the Other Contract First Year Shortfall or (ii) the Shreveport First Year Excess. In the event that (i) the Operating Losses (as defined in the Other Contract) for the Facilities (as defined in the Other Contract) for the Second 365-Day Period (as defined in the Other Contract) exceed the aggregate of Second Year Operating Loss Caps set forth in Exhibit B to the Other Contract (such excess being referred to as the "OTHER CONTRACT SECOND YEAR SHORTFALL") and the balance in the Second Operating Loss Account (as defined in the Other Contract) is zero and (ii) the Second Year Operating Loss Cap set forth in Exhibit C to this Contract exceeds the Operating Losses under
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this  Section  for the Facility for the Second 365-Day Period (such excess being referred to as the "SHREVEPORT SECOND YEAR EXCESS"), Seller shall pay to Buyer an amount equal to the lesser of (i) the Other Contract Second Year Shortfall or
(ii) the Shreveport Second Year Excess. Seller shall make payments under this Section within thirty (30) days after Seller's receipt of a substantiated notice from Buyer that a payment is due. For purposes of this Contract and the Guaranty of Operating Losses, any payment under this subsection shall be deemed to be a funding of Operating Losses under this Contract and, therefore, shall be guaranteed by HBM pursuant to the Guaranty of Operating Losses (subject, however, to all of the terms, conditions and limitations thereof).
5. EFFECTIVE DATE. The effective date of this Contract ("EFFECTIVE DATE") shall be the later of the date that this Contract is executed by Seller or Buyer, which is the date set forth in the preamble to this Contract.
6.     CLOSING:
(a)     Closing  Date  and  Escrow.  On May 1, 2002 (the "CLOSING DATE"), Seller
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and  Buyer are required and agree to make full settlement in accordance with the provisions of this Contract. The Deed (as defined in Section 6(b)(i)) and all other closing documents shall be executed and delivered in escrow to the Escrow Agent by each party required to execute such documents. On the morning of the Closing Date, Seller shall effect a wire transfer of federal funds to the Escrow
     Agent's escrow account in an amount equal to the sum of (i) the assumption costs and expenses (if any) to be paid by Seller pursuant to Section 3; and (ii) the amount (if any) of the other costs, expenses and adjustments payable by Seller under this Contract. After the Escrow Agent's receipt of the wire transfer of funds and immediately following the satisfaction (or waiver under
Section 12 hereof) of the conditions precedent to closing set forth in Section 12 hereof, the Escrow Agent shall (i) disburse to Seller the Purchase Price,
(ii) disburse to Buyer an amount equal to the Earnest Money and interest accrued thereon reduced by the Purchase Price and any costs, expenses and adjustments payable by Buyer under this Contract, (iii) deliver to Buyer all other documents and instruments received by it which, in accordance with the terms of this Contract or any separate escrow instructions prepared by Buyer, are to be delivered by Seller to Buyer on the Closing Date, and (iv) deliver to Seller all other documents and instruments received by it which, in accordance with the terms of this Contract or any separate escrow instructions prepared by Seller, are to be delivered by Buyer to Seller on the Closing Date. For purposes of this Contract, the term "ESCROW AGENT" shall mean Title Network, Ltd., 4975 Preston Park South, Suite 740, Plano, Texas 75093 (Attention: Mr. Tim Crisp (telephone number: (469)241-5020, fax number (469) 241-7011)).
(b)     Seller's Deliveries:  On the Closing Date, Seller shall deliver to Buyer
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(through  the  Escrow  Agent)  the  following:
(i)     a  deed  (the  "DEED")  in  the  form attached hereto as Exhibit D, duly
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executed  and acknowledged by Seller and in proper form for recording, conveying the  Real  Property  to  Buyer;
(ii) an Assignment and Assumption of Occupancy Agreements, in the form of Exhibit E, duly executed by Seller, conveying the Occupancy Agreements to Buyer;
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(iii)     an  Assignment  of  Licenses,  Intangibles  (including Trade Name) and
Warranties,  in  the  form  of Exhibit F, duly executed by Seller, conveying the
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Assignable  Licenses,  the  Trade  Name  and other intangibles and warranties to
Buyer;
(iv) an Assignment and Assumption of Operating Contracts, in the form of Exhibit G, duly executed by Seller, conveying the Assumed Operating Contracts to
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Buyer;
(v)     a  Bill  of  Sale,  in  the  form of Exhibit H, duly executed by Seller,
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conveying  the  Tangible  Personal  Property  to  Buyer;
(vi) letters duly executed by Seller, advising each of the residents and tenants under the Occupancy Agreements of the change in operation of the Facility;
(vii) a schedule of all security deposits which have been deposited by the residents and tenants under the Occupancy Agreements, in accordance with Section 6(d)(iv);
(viii) a copy of each Assumed Operating Contract (hereinafter defined), all warranties and Assignable Licenses, each to the extent to be assumed by Buyer hereunder and in Seller's possession;
(ix) a certification as to Seller's non-foreign status which complies with the provisions of Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended, duly executed by Seller;
(x) to the extent permitted by law, all resident, tenant and employee (only for employees who will be hired by Buyer) files which are in Seller's possession;
(xi) a closing statement between Seller and Buyer, duly executed by Seller, setting forth the prorations and adjustments to the Purchase Price respecting the Facility to be made pursuant to Section 6(d); and
(xii) evidence of the termination, effective as of the Closing Date, of the Facility's Management Agreement with HBM;
(xiii)     a  Guaranty  of  Operating  Losses,  in  the  form of Exhibit J, duly
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executed  by  HBM;  and
(xiv)     a  Guaranty  of Representations and Warranties, in the form of Exhibit
                                                                         -------
K,  duly  executed  by  HBM.
(c)     Buyer's  Deliveries.  On  the Closing Date, Buyer shall pay the Purchase
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Price  and  shall  deliver  to  Seller  the  following:
(i) a closing statement between Seller and Buyer, duly executed by Buyer, setting forth the prorations and adjustments to the Purchase Price respecting the Facility to be made pursuant to Section 6(d);
(ii)     an  Assignment  and  Assumption of Occupancy Agreements, in the form of
Exhibit  E,  duly  executed  by  Buyer,  assuming  the  Occupancy  Agreements;
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(iii)     to the extent required by Lender, a guaranty duly executed by Buyer or other credit entity acceptable to Lender, in substantially the form of guaranty originally executed by WHSLC; and
(iv)     an  Assignment  and  Assumption  of Operating Contracts, in the form of
Exhibit  G,  duly  executed  by Buyer, assuming the Assumed Operating Contracts.
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(d)     Adjustments.  The  following  items  of  expense shall be adjusted as of
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11:59  p.m.  on  the  day  immediately  preceding  the  Closing  Date:
(i) Real estate and other municipal and local assessments with respect to the Real Property. If the Closing Date shall occur before the tax rate or assessment is fixed for the tax year in which the Closing Date occurs, the apportionment of taxes shall be upon the basis of the tax rate or assessment for the preceding year applied to the latest assessed valuation and Seller and Buyer shall readjust real estate taxes promptly upon the fixing of the tax rate or assessment for the tax year in which the Closing Date occurs;
(ii) Fuel, water and sewer service charges, and charges for gas, electricity and all other public utilities servicing the Facility;
(iii) The rent payable by residents and tenants under the Occupancy Agreements shall be adjusted, and any such rent prepaid to Seller (including a pro rata portion of the rent paid for the month in which the closing occurs) shall be paid to Buyer at closing. Rent which is due but uncollected as of the Closing Date shall not be adjusted and Seller shall retain their right, title and interest in and to all unpaid accounts receivable with respect to the Facility which relate prior to the Closing Date. Any rents collected from a resident or tenant after the Closing Date who owes delinquent rent as of the Closing Date shall be applied (x) first, to then current rents accruing after the Closing Date, (y) second, to delinquent rents payable after the Closing Date, and (z) finally, to delinquent rents payable prior to the Closing Date. Notwithstanding the immediately preceding sentence, Buyer shall honor any request from a resident or tenant to apply rent to a particular delinquency. Buyer shall promptly remit delinquent rent to which Seller is entitled hereunder to Seller, but in any event, within five (5) Business Days after receipt (provided that if a resident or tenant includes in a single payment rent to which both Seller and Buyer are entitled, Buyer shall have up to forty-five (45) days to remit the required rent). After the closing, Buyer shall cooperate with Seller's efforts to collect Seller's accounts receivable by providing Seller access, upon reasonable prior notice and during normal business hours, to documents and other information reasonably requested by Seller. Nothing herein shall be deemed to limit in any way Seller's rights and remedies to recover accounts receivable due and owing to Seller under the terms of this Contract, including, without limitation, instigating litigation, provided that such litigation shall not result in the eviction of any Facility residents or tenants;
(iv) Seller shall deliver to Buyer on the Closing Date a schedule of all security deposits which have been deposited by residents and tenants under, and not previously applied in accordance with, the Occupancy Agreements. All security deposits required to be held by Seller under the Occupancy Agreements, and not applied by Seller prior to closing in accordance with the Occupancy Agreements, shall be transferred and delivered to Buyer on the Closing Date;
(v) All charges payable with respect to the Assumed Operating Contracts to be assumed by Buyer hereunder. In addition, if Buyer shall have requested, Seller shall exercise any right it may have to purchase any equipment located at the Facility that is subject to an equipment Operating Contract, in which case Buyer shall credit Seller with such purchase price and such equipment shall be included as part of the Tangible Personal Property;
(vi) Seller shall be entitled to keep any petty cash maintained at the Facility and Buyer shall replace such petty cash with such petty cash it deems reasonably necessary or useful for the continued operation of the Facility;
(vii) The interest payable under the Assumed Debt shall be adjusted. All impound and reserve accounts held by Lender shall be credited in Seller's favor; and
(viii) If any of the items described in this Section 6(d) cannot be apportioned at the closing because of the unavailability of information with respect to the amounts which are to be apportioned or otherwise, or are incorrectly apportioned at closing or subsequent thereto, such items shall be apportioned or reapportioned, as the case may be, as soon as practicable after the Closing Date or the date such error is discovered, as applicable. This
Section  6(d)  shall  survive  the  Closing  Date  for  twelve  (12)  months.
(e)     Employees.
        ---------
(i) Not later than ten (10) Business Days after the Effective Date, Seller shall deliver to Buyer a schedule including the following information as of a date which is not more than fifteen (15) days prior to the delivery date of such schedule: (i) the name of all Facility-based employees, and (ii) their positions, rates of pay and original hire dates. Seller shall update the schedule described in the immediately preceding sentence on or about three (3) Business Days prior to the Closing Date and shall promptly notify Buyer of any material changes in such schedule. Seller will terminate the employment of each of the Facility Employees (as defined below) as of the Closing Date.
(ii) Buyer agrees its acquisition of the Facility shall be structured in such a manner that Seller shall not be required to give any Facility-based employees notification under the Worker Adjustment and Retraining Notification
Act,  29  U.S.C.   2101,  et  seq.  To  this end, on or before the Closing Date,
Buyer shall offer to hire, on a probationary basis, at least seventy-five (75%) percent of Seller's employees who are employed at the Facility as of the Closing
     Date (the "FACILITY EMPLOYEES"). Any such offer of employment to a Facility Employee by Buyer shall be to perform comparable services, in such position as is comparable to the position such Facility Employee held with Seller as of the closing, provided that Buyer may offer compensation to such Facility Employees at levels commensurate with compensation levels paid to other employees of Buyer holding comparable positions, and provided further that any change in compensation levels does not result in any constructive discharge of any such Facility Employee. Seller shall have the right (but not the obligation) to employ or offer to employ any Facility Employee who declines Buyer's offer of employment.
(iii) Buyer shall hire at the closing, on a probationary basis, each Facility Employee who elects to accept employment with Buyer in accordance with the terms of Section 6(e)(ii), above (all of such employees who accept employment  with  Buyer  being  herein  called  the  "HIRED  EMPLOYEES").
(iv) Seller shall pay to each Facility Employee, on that date which, but for the closing, would have been the next regularly scheduled payroll date for such employee following the closing or sooner if required by law, an amount equal to any and all salary or benefits earned and accrued by such employee, as of the Closing Date in accordance with Seller's policies.
(v) Nothing in this Section 6(e) shall create any rights in favor of any person not a party hereto, including the Facility Employees, or constitute an employment agreement or condition of employment for any employee of Seller or any affiliate of Seller.
(f)     Insurance.  As  of  the  Closing  Date,  Buyer is solely responsible for
        ---------
obtaining and the cost and expense of all insurance related to the Facility, including, without limitation, such insurance as may be required by Lender.
7.     REPRESENTATIONS  AND  WARRANTIES.
(a)     Representations  of  Seller.  Seller  represents  and  warrants to Buyer
        ---------------------------
that:
(i)     Organization  and Authorization.  Seller is an entity duly organized and
        -------------------------------
in good standing in the state of its organization and is duly qualified to do business and in good standing in the state in which the Facility is situated. The individual executing this Contract on behalf of Seller is duly authorized to execute this Contract on behalf of Seller. The execution and delivery of this Contract and the performance of all obligations of Seller hereunder have been duly authorized by all entity action of Seller.
(ii)     No  Conflicting Agreements.  The transfer and delivery by Seller of the
         --------------------------
Facility to Buyer as provided hereunder and the performance by Seller of its obligations under this Contract will not conflict with or result in the breach of any of the terms of any agreement or instrument to which Seller is a party.
(iii)     FIRPTA.  Seller  is  not  a "foreign person" within the meaning of the
          ------
United  States  tax laws and to which reference is made in Internal Revenue Code
Section  1445(b)(2).
(iv)     No Consents.  With the exception of the Required Consent, Seller is not
         -----------
aware of any consents required for the performance of Seller's obligations hereunder.
(v)     Condemnation.  As  of  the  Effective  Date, Seller has not received any
        ------------
written notice of any pending or threatened condemnation of all or any portion of the Facility.
(vi)     Litigation.  Seller  has  not received written notice of any litigation
         ----------
that is pending or threatened with respect to the Facility, except (A) litigation fully covered by insurance policies (subject to customary deductibles); or (B) litigation set forth in Schedule 7(a)(vi).
                                                    ------------------
(vii)     Bankruptcy.  Seller  has  neither  filed  nor  been the subject of any
          ----------
filing of a petition under the federal bankruptcy law or any federal or state insolvency laws or laws for consumption of indebtedness or for the reorganization of debtors.
(viii)     Operating  Statements.  The  Operating  Statements, as defined below,
           ---------------------
are the operating statements used in Seller's ordinary course of business and, to Seller's knowledge, are in accordance with the books and records of Seller. The Operating Statements do not materially misstate the Facility's income and expenses for the applicable periods set forth therein.
(ix)     Structural.  To Seller's knowledge, Seller does not have any structural
         ----------
reports  respecting  the  Facility  in  its  possession  or  control.
(x)     Compliance  with  Laws; Environmental.  To Seller's knowledge, as of the
        -------------------------------------
Effective Date, Seller has not received any notice (whether written or oral) from any governmental authority that all or any portion of the Facility is in material violation of any applicable building codes or any applicable environmental law (relating to clean-up or abatement), zoning law or land use law relating to the Facility, which material violation has not been cured or remedied in accordance with applicable law prior to the Effective Date.
(xi)     Operating  Contracts.  Attached  hereto  as  Schedule  7(a)(xi)  is  a
         --------------------                         ------------------
schedule of all of the current service, maintenance and equipment contracts and leases related to the operation of the Facility, excluding Seller's management agreements with HBM (which shall be terminated as of the Closing Date), of which Seller has knowledge. Except for any Operating Contracts on Schedule 7(a)(xi)
                                                               -----------------
described specifically as an equipment lease, there is, to Seller's knowledge, no leased equipment at the Facility.
(xii)     Occupancy Agreements.  All of the tenants or residents at the Facility
          --------------------
occupy their respective premises under Occupancy Agreements which are substantially in the form provided to Buyer under the provisions of Section
8(d)(ii)  hereof.  The  security  deposit  schedule  to  be provided to Buyer by
Seller under Section 6(b)(vii) hereof is materially accurate. There are no "life care" provisions in any Occupancy Agreement. The Facility does not participate in any "third party payor" program.
(xiii)     Unions.  Seller  is not a party to any contract or agreement with any
           ------
labor union nor does Seller have any knowledge of union organizing activities at the Facility.
(xiv)     No  Default  under Existing Debt.  As of the Effective Date, Seller is
          --------------------------------
not in monetary default of its obligations under the Credit Facility, including any obligations in respect of the Existing Debt, and Seller has not received a written notice of default from Lender (which default is uncured as of the date hereof).
     Except as expressly set forth in this Contract, it is understood and agreed that Seller is not making and has not at any time made any warranties or representations of any kind or character, express or implied, with respect to the Facility, including any warranties or representations as to habitability, merchantability, or fitness for a particular purpose or any other matter or thing regarding the Facility. Except as expressly set forth in this Contract, Buyer acknowledges and agrees that upon closing, Seller shall sell and convey to Buyer, and Buyer shall purchase and accept the Facility "as is, where is, with all faults." Except as expressly set forth in this Contract, Buyer shall rely solely on its own investigation with respect to the Facility, including the Facility's physical, environmental or economic condition, compliance or lack thereof with any law. Except as expressly set forth in this Contract, in addition to, and not by way of limitation of, the sale of the Facility on an AS IS CONDITION WITH ALL FAULTS basis under this Contract, Buyer acknowledges that Seller makes no representations or warranties whatsoever to Buyer regarding the:
(i) physical condition of the Facility; or (ii) presence or absence of hazardous or toxic materials or chemicals in, at, or under the Facility. References in this Contract to the "KNOWLEDGE" of Seller shall refer only to the actual knowledge (as opposed to constructive, deemed or imputed knowledge) of the Designated Employees (as hereinafter defined) after reasonable inquiry has been made of the appropriate regional and/or Facility personnel, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, to any property manager, or to any other trustee, officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains other than the duty of inquiry described herein. As used herein, the term "DESIGNATED EMPLOYEES" shall refer to Thilo D. Best (President and C.E.O.), Jon A. DeLuca (Senior V.P. and C.F.O.), Judy Dabertin (Senior V.P. of Assisted Living), and Jim Triplett (Regional V.P. of Operations -- South).
(b)     Buyer's Independent Investigations.  Buyer acknowledges that it is being
        ----------------------------------
     given the full opportunity to inspect and investigate each and every aspect of the Facility during the Feasibility Period, either independently or through agents, representatives or experts of Buyer's choosing, as Buyer considers necessary  or  appropriate,  and,  if  applicable,  its  failure  to  give  the
Termination Notice (as defined in Section 8(c)) will conclusively evidence Buyer's complete satisfaction with such independent investigation subject to the specific sections of this Contract described below. Buyer has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of acquiring the Facility. Such independent investigation by Buyer includes, without limitation:
(i) the physical condition of the Real Property, including, without limitation, the interior, the exterior, the square footage of each tenant space therein, the structure, the roof, the paving, the utilities, and all other physical and functional aspects of the Real Property, including the presence or absence of Hazardous Materials. "HAZARDOUS MATERIALS" shall mean materials, wastes or substances that are (A) included within the definition of any one or more of the terms "hazardous substances," "hazardous materials," "toxic substances," "toxic pollutants," and "hazardous waste" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42
U.S.C.   9601,  et seq.), the Resource Conservation and Recovery Act of 1976 (42
U.S.C.   6901,  et  seq.),  the Clean Water Act (33 U.S.C.   1251, et seq.), the
Safe  Drinking  Water  Act  (14 U.S.C.   1401, et seq.), the Hazardous Materials
Transportation  Act (49 U.S.C.   1801, et seq.), and the regulations promulgated
pursuant to such laws; (B) regulated or classified as hazardous or toxic, under federal, state or local environmental laws or regulations; (C) petroleum; (D) asbestos or asbestos-containing materials; (E) polychlorinated biphenyls; (F) flammable explosives; or (G) radioactive materials;
(ii) contracts, operating leases, and any other documents or agreements of significance affecting the Facility;
(iii) Occupancy Agreements with respect to the Facility and all matters in connection therewith, including, without limitation, the ability of the residents and tenants thereto to pay the rent;
(iv) all matters relating to the income and operating or capital expenses of the Facility and all other financial matters;
(v)     the  Existing  Debt  documents;  and
(vi)     all  other  matters  of  significance  affecting,  or  otherwise deemed relevant  by  Buyer  with  respect  to,  the  Facility.
(c)     Release.  Without  limiting  the  provisions  of  this  Section 7, Buyer
        -------
waives its right to recover from, and forever releases and discharges and covenants not to sue, Seller, Seller's affiliates, Seller's asset manager, the partners, trustees, shareholders, controlling persons, directors, officers, attorneys, employees and agents of each of them, and their respective heirs, successors, personal representatives and assigns (each a "SELLER PARTY", and collectively, the "SELLER PARTIES") with respect to any and all claims, whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the Facility including, without limitation, the physical, environmental and structural condition of the Real Property or any law or regulation applicable thereto, including, without limitation, any claim or matter relating to the use, presence, discharge or release of Hazardous Materials on, under, in, above or about the Real Property; provided, however, that the foregoing shall not restrict Buyer from interpleading Seller in any action filed by a third party against Buyer relating to Seller's ownership and operation of the Facility prior to closing and Buyer does not waive its rights, if any, to recover from, and does not release or discharge or covenant not to sue Seller for (i) any act that is found by a court of competent jurisdiction to constitute fraud, (ii) any breach of Seller's representations or warranties set forth in Section 7(a), subject to the limitations and conditions provided in this Contract, (iii) any breach of Seller's obligations set forth in this Contract that expressly survive closing,
(iv) any matter which is the subject of an indemnity from Seller in a Closing Document (hereinafter defined), subject to the limitations and conditions provided in this Contract and such Closing Document, or (v) any breach by Seller of Section 4 hereof.
(d)     Waiver  by  Buyer.  If  Buyer, with knowledge of (i) a default in any of
        -----------------
the covenants, agreements or obligations to be performed by Seller under this Contract and/or (ii) any breach of or inaccuracy in any representation or warranty of Seller made in this Contract nonetheless elects to proceed to closing, then, upon the consummation of the closing, Buyer shall be deemed to have waived any such default and/or breach or inaccuracy and shall have no claim against Seller with respect thereto.
(e)     Buyer's  Representations.  Buyer  represents  to  Seller  that:
        ------------------------
(i)     Organization  and  Authorization.  Buyer is an entity duly organized and
        --------------------------------
in good standing in the state of its organization and is or prior to closing will be duly qualified to do business and in good standing in the state in which the Facility is situated. The individual executing this Contract on behalf of Buyer is duly authorized to execute this Contract on behalf of Buyer. The execution and delivery of this Contract and the performance of all obligations of Buyer hereunder have been duly authorized by all entity action of Buyer.
(ii)     No Conflicting Agreements.  The acquisition of the Facility by Buyer as
         -------------------------
provided hereunder and the performance by Buyer of its obligations under this Contract will not conflict with or result in the breach of any of the terms of any agreement or instrument to which Buyer is a party.
(f)     Waiver  by Seller.  If Seller, with knowledge of (i) a default in any of
        -----------------
the covenants, agreements or obligations to be performed by Buyer under this Contract and/or (ii) any breach of or inaccuracy in any representation or warranty of Buyer made in this Contract nonetheless elects to proceed to closing, then, upon the consummation of the closing, Seller shall be deemed to have waived any such default and/or breach or inaccuracy and shall have no claim against  Buyer  with  respect  thereto.
(g)     No  Unintended  Assumption of Liabilities.  Except as expressly provided
        -----------------------------------------
in this Contract or in any Closing Document, Buyer is not assuming any of the liabilities or obligations of, or claims against, Seller of any kind or character. The only transaction contemplated by this Contract is the sale and purchase of the Facility. Seller is not selling a business. The parties intend that Buyer shall not be deemed to be a successor of Seller with respect to any of Seller's liabilities or obligations to third parties arising before the Closing Date.
8.     BUYER'S  INSPECTIONS  AND  FEASIBILITY  PERIOD.
(a)     Buyer's  Access.  During  the  Feasibility  Period, and prior to the TSZ
        ---------------
Objection Date (hereinafter defined), Seller shall give to Buyer and its officers, directors, employees, agents, advisors, or representatives ("REPRESENTATIVES") complete access to the Facility during normal business hours and after reasonable prior notice, for the purpose of performing any reasonable tests and investigations, including, without limitation, non-intrusive environmental and property condition tests and studies (intrusive environmental testing shall require Seller's consent). Seller shall have the right to accompany Buyer and/or its Representatives during any Buyer investigation or testing. Buyer shall repair any damage to the Facility caused by any entry upon the Facility by Buyer or its Representatives. Notwithstanding any other provision of this Contract, the preceding sentence shall survive the termination of this Contract for any reason and Buyer shall not be relieved of its obligations under the preceding sentence by reason of any termination of this Contract.
(b)     Buyer's  Indemnity.  Buyer  agrees  to:  (i) indemnify, defend, and hold
        ------------------
Seller, and any partner, officer, director, employee, agent or attorney of Seller and any other party related in any way to any of the foregoing, free and harmless from and against any and all costs, loss, damages and expenses, of any kind or nature whatsoever (including attorneys' fees and costs) arising out of or resulting from the entry and/or the conduct of activities upon the Facility by Buyer or its Representatives and their employees, agents, representatives, contractors, subcontractors or attorneys at the Facility or any breach of this
Section 8, whether arising prior to or after the Effective Date; and (ii) deliver promptly to Seller copies of all third party reports commissioned by or on behalf of Buyer which set forth the results of tests, studies and inspections of the Facility. Notwithstanding any provisions of this Contract, the preceding sentence shall survive the expiration or termination of this Contract.
(c)     Feasibility Period.  If, during the period between February 4, 2002, and
        ------------------
11:59 p.m Eastern Standard Time on the Effective Date (such period is hereinafter referred to as the "FEASIBILITY PERIOD"), Buyer gives Seller written notification (the "TERMINATION NOTICE") that Buyer elects not to consummate the purchase of the Facility, this Contract shall terminate, the Earnest Money and the interest thereon shall be returned to Buyer, and, except as otherwise provided in the last sentence of Section 8(a) or 8(b), neither party shall have any further liability to the other under this Contract. Buyer shall have the absolute right, in its sole discretion, to determine whether to give the Termination Notice. If Buyer elects not to give the Termination Notice prior to the expiration of the Feasibility Period, this Contract shall remain in full force and effect in accordance with, and subject to, its terms. In the event that Buyer does not give the Termination Notice, Six Thousand Two Hundred Fifty Dollars ($6,250) of the Earnest Money shall become non-refundable, except under the circumstances described in Section 13 (Risk of Loss) and 17 (Condemnation), and shall be credited against the Purchase Price (as it may be adjusted and prorated herein (with any balance returned to Buyer)) on the Closing Date or shall be paid to Seller upon any subsequent termination of this Contract in accordance with its terms (subject to any express provisions of this Contract to the contrary).
(d)     Due  Diligence  Deliveries.  Buyer  acknowledges  receipt  prior  to the
        --------------------------
Effective Date of the following Delivered Materials, each of which Buyer will have, prior to the end of the Feasibility Period, reviewed and approved (if and to the extent it does not give the Termination Notice):
(i)     a  true  and  correct  copy  of  the  Existing  Debt  documents;
(ii)     Facility's  form  of  Occupancy  Agreement;
(iii)     Facility's  most  recent  real  property  tax  statements;
(iv)     Facility's  governmental  licenses  and  permits;
(v)     Facility's  historical  occupancy  data  for  calendar  years 1999-2001;
(vi)     Facility's  marketing  materials,  including  brochures;
(vii)     Facility's  operations  organizational  structure;  and
(viii) Facility's statements of income and expenses of the Facility for calendar years 1999 through 2001 (the "OPERATING STATEMENTS").
(e)     Pursuit  of Licenses.  It shall be a condition precedent to Seller's and
        --------------------
Buyer's obligation to close that Buyer shall have received all licenses and governmental approvals necessary to operate the Facility. Buyer shall use its commercially reasonable efforts to obtain all such licenses and permits as of the earliest possible date but in any event, not later than immediately prior to closing. To this end, Buyer shall submit complete license applications by not later than one (1) Business Day after receiving a letter from Seller authorizing such license application. Buyer shall provide Seller with a copy of the license application and all correspondence with governmental authorities regarding the license application. Seller shall cooperate, at no cost to Seller, with Buyer's efforts to obtain the required licenses and permits.
(f)     Operating  Contracts.  Seller  agrees to deliver to Buyer on or prior to
        --------------------
the Effective Date copies of the Operating Contracts. Prior to closing, Buyer shall designate those Operating Contracts which Buyer elects to assume (each of which shall constitute an "ASSUMED OPERATING CONTRACT") and all other Operating Contracts shall be terminated by Seller as of the earliest termination date possible, provided that Buyer shall be responsible for payment of all fees due for the period after closing through the termination date of the Operating Contract if Buyer receives the benefit of services under such terminated Operating Contract (otherwise Seller shall be responsible for payment of all such fees). Payment of all termination fees associated therewith shall be the obligation of Seller.
9.     INTERIM  OPERATION  OF  THE  PROPERTIES.
(a)     General  Operation.  Except  as  otherwise  contemplated or permitted by
        ------------------
this Contract or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller agrees that it will operate, maintain, repair, license, and lease the Facility in the ordinary course, on an arm's length basis and consistent with Seller's past practices and will not dispose of or encumber any Facility, except for dispositions of personal property in the ordinary course of business which personal property is promptly replaced with like-kind property, or as otherwise permitted by this Contract. Without limiting the foregoing, Seller shall, in the ordinary course, file all renewal applications for the Facility licenses on a timely basis, enforce the Occupancy Agreements in all material respects, perform in all material respects all of licensors' or landlords' obligations under the Occupancy Agreements (other than Occupancy Agreements that are in the process of being terminated due to a resident's or tenant's default thereunder), pay all costs and expenses of the Facility which are Seller's responsibility to pay, and perform all material obligations under the Existing Debt. Seller shall promptly provide Buyer during the pendency of this Contract with a copy of any renewal application for Facility licenses and any final Facility surveys.
(b)     Contracts.  Seller  agrees  that,  without Buyer's prior written consent
        ---------
(such consent not to be unreasonably withheld, conditioned or delayed), Seller will not enter into any Operating Contract affecting the Facility if such
Operating Contract cannot be terminated on thirty (30) days' notice or less without penalty.
(c)     Maintenance.  Between  the  Effective  Date and the Closing Date, Seller
        -----------
shall (i) maintain the Facility in substantially the same manner as prior hereto pursuant to Seller's normal course of business, subject to reasonable wear and tear and further subject to the occurrence of any damage or destruction to the Real Property by casualty or other causes or events beyond the control of
Seller; provided, however, that Seller's maintenance obligations under this subsection shall not include any obligation to make capital expenditures not incurred in Seller's normal course of business or any other expenditures not incurred in Seller's normal course of business; (ii) continue to maintain its existing insurance coverage; and (iii) not grant any voluntary liens or encumbrances affecting the Facility.
10. TITLE. Seller does not make any representations, warranties or covenants concerning title to the Real Property except that after the Effective Date, Seller shall not execute any deed, easement, restriction, covenant or other matter affecting title to the Real Property (other than Occupancy Agreements) unless Buyer has received a copy thereof and has expressly approved the same in writing (such approval will not be unreasonably withheld, conditioned or delayed). Prior to April 29, 2002 (the "TSZ OBJECTION DATE"), Buyer shall obtain, at its sole cost and expense, from any nationally recognized title insurance company (the "TITLE COMPANY") a title insurance commitment for the Facility (the "TITLE COMMITMENT") and shall have the right to obtain, at its sole cost and expense, (i) a land survey for the Facility ("SURVEY") and
(ii) a zoning letter from the municipality in which the Facility is located stating the zoning designation of the area in which the Facility is located ("ZONING LETTER"). On or prior to the TSZ Objection Date, Buyer may provide Seller with a written notice stating any specific matters (each, a "DISAPPROVED MATTER") in the Title Commitment's exceptions, Survey, or Zoning Letter which are unacceptable to Buyer. Seller shall have no obligation hereunder to cure any Disapproved Matter and any failure of Seller to respond to Buyer's notice shall be deemed an election not to cure a Disapproved Matter. Within one (1) Business Day of its receipt of Buyer's notice, Seller shall notify Buyer in writing of any Disapproved Matters which Seller is unwilling or unable to cause to be removed or insured against prior to or at closing, and with respect to such Disapproved Matters, Buyer shall then elect within one (1) Business Day of its receipt of Seller's notice (or deemed receipt) (a) to terminate this Contract and to receive a refund of one-half of the Earnest Money (the remaining one-half of the Earnest Money to be delivered to Seller) or (b) to waive its disapproval of such Disapproved Matters and, subject to the terms of this Contract, to proceed to closing hereunder. Buyer's failure to respond to Seller's notice shall be deemed an election to terminate this Contract under clause (a) of the immediately preceding sentence. If Seller shall fail to cure any Disapproved Matter prior to the Closing Date which it notified Buyer it would cure and Buyer is unwilling to acquire the Facility subject thereto, Buyer shall have the right to terminate this Contract and to receive the return of one-half of the Earnest Money (the remaining one-half of the Earnest Money to be delivered to Seller). Any easements, covenants, restrictions or exceptions of record that are shown on the Title Commitment as of the TSZ Objection Date together with (a) all laws, ordinances, statutes, orders, requirements and regulations to which the Facility are subject, (b) all terms, conditions and provisions of all oral or written leases of space (or other license or occupancy agreements) for all or any portion of the Facility, (c) the preprinted exceptions in the Title Commitment or Title Policy, and (d) any Title Commitment requirements which are Buyer's responsibility to fulfill (such as providing the Title Company with organizational and authorization documentation), but specifically excluding any of the foregoing which become Disapproved Matters which Seller has agreed to cure, are hereinafter referred to as "PERMITTED EXCEPTIONS." It shall be a condition of Buyer's obligation to consummate closing that at closing, at Buyer's expense, the Title Company will be prepared to issue to Buyer an owner's title insurance policy for the Facility (ALTA 1992 form), subject only to the Permitted Exceptions (the "TITLE POLICY"). It shall not be a condition precedent to closing that Buyer obtain any endorsements to such Title Policy (or extended coverage).
11.     COSTS.  Buyer  shall  pay  the  cost  of  all  premiums  and  charges in connection with any title insurance issued to Buyer, the cost of preparing a Facility land survey, all recording and filing charges in connection with the Deed, one-half of all escrow charges due to the Escrow Agent and all costs of Buyer's due diligence, including fees due its consultants. Seller shall pay one-half of all escrow charges due to the Escrow Agent and any assumption costs and expenses described in Section 3. Each party shall pay the fees and costs of its own counsel.
12.     CONDITIONS  PRECEDENT  TO  CLOSING.
(a)     Conditions to Buyer's Obligations.  The obligations of Buyer to purchase
        ----------------------------------
     the Facility from Seller and to perform the other covenants and obligations to be performed by Buyer on the Closing Date shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by Buyer):
(i)     Representations and Warranties True.  The representations and warranties
        -----------------------------------
     made by Seller under this Contract shall be true and correct in all material respects on the Effective Date and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.
(ii)     Seller's  Performance.  Seller  shall  have  performed  all  covenants,
         ---------------------
agreements and delivered all documents required by this Contract to be performed or delivered by it on or before the Closing Date.
(iii)     Required Consent.  Subject to the provisions of Section 3, on or prior
          ----------------
to the Closing Date, the Required Consent shall have been obtained upon commercially reasonable terms and conditions; provided that Lender requiring Emeritus Corporation to assume the same guaranty obligations in respect of the Existing Debt as WHSLC has in respect of the Existing Debt shall be deemed to be commercially reasonable, but Lender requiring Emeritus Corporation to pay any fee or to undertake greater obligations than those reflected in the Existing Debt shall not be deemed to be commercially reasonable.
(iv)     Licenses.  Buyer  shall  have  received  all  licenses and governmental
         --------
approvals necessary to operate the Facility and all such licenses shall be on terms and conditions reasonably acceptable to Buyer (it being agreed that Buyer's receipt of the same licenses currently held by Seller on terms and conditions substantially similar to the terms and conditions under which Seller hold such licenses (except that Buyer's license may include any customary conditions subsequent imposed in connection with any transfer of ownership, such as a post-closing survey) is deemed reasonably acceptable to Buyer).
(v)     Title to Real Property.  On the Closing Date, the Title Company shall be
        ----------------------
unconditionally obligated and prepared, subject to the payment by Buyer of the applicable title insurance premiums and other related charges, to issue to Buyer the Title Policy in accordance with the requirements of Section 10, provided that Buyer shall have ordered the Title Commitment in accordance with the requirements of Section 10.
(b)     Conditions  to  Seller's Obligations.  The obligations of Seller to sell
        -------------------------------------
the Facility to Buyer and to perform the other covenants and obligations to be performed by Seller on the Closing Date shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by Seller):
(i)     Representations and Warranties True.  The representations and warranties
        -----------------------------------
     made by Buyer under this Contract shall be true and correct in all material respects on the Effective Date and shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.
(ii)     Buyer's  Performance.  Buyer  shall  have  performed  all  covenants,
         --------------------
agreements and delivered all documents required by this Contract to be performed or delivered by it on or before the Closing Date.
(iii)     Licenses.  Buyer  shall  have  received  all licenses and governmental
          --------
approvals necessary to operate the Facility and all such licenses shall be on terms and conditions reasonably acceptable to Buyer (it being agreed that Buyer's receipt of the same licenses currently held by Seller on terms and conditions substantially similar to the terms and conditions under which Seller hold such licenses (except that Buyer's license may include any customary conditions subsequent imposed in connection with any transfer of ownership, such as a post-closing survey) is deemed reasonably acceptable to Buyer).
(iv)     Required  Consent.  Subject to the provisions of Section 3, on or prior
         -----------------
to the Closing Date, the Required Consent shall have been obtained, including, without limitation, the release of Seller and WHSLC from liability under the Existing Debt as of the Closing Date.
(c)     Failure  of  Conditions  Precedent.  Subject  to  the  terms of the next
        ----------------------------------
sentence, in the event that all conditions precedent for closing as specified in
     Section 12(a) and (b) above are not fulfilled on the Closing Date (as the same may be extended by written agreement of Seller and Buyer), the Escrow Agent shall return all of Buyer's funds to Buyer and all documents to the party that has delivered such documents to the Escrow Agent, except that the Earnest Money shall be distributed to the party entitled to receive the Earnest Money in accordance with the provisions of this Contract. In the event that the conditions precedent in Sections 12(a)(iv) and 12(b)(iii) (the "LICENSE CONDITION") are not satisfied on the Closing Date, Seller or Buyer may elect to extend the Closing Date for a reasonable period of time, provided that in no event shall the Closing Date be extended in the aggregate more than thirty (30) days.
13. RISK OF LOSS. If, prior to the Closing Date, any Facility is damaged by fire or by any other cause whatsoever, Seller shall promptly give Buyer written  notice  of  such  damage.
(a) If the cost of repairing such damage is not in excess of Two Hundred Fifty Thousand Dollars ($250,000) at the time of such casualty (as determined by
     Seller's independent insurer), then (a) Buyer shall receive at the closing, to the extent such sums have not been expended on repair work with the reasonable approval of Buyer (except for emergency repairs, for which no approval shall be required), the amount of the deductible plus the amount necessary to repair any uninsured loss plus an assignment of all insurance proceeds payable (but not yet paid) as a result of such loss, plus all insurance proceeds received by Seller as a result of such casualty loss, (b) this Contract shall continue in full force and effect with no reduction in the Purchase Price, and (c) Seller shall have no obligation to repair such damage.
(b) If the cost of repairing damage from such casualty is equal to or greater than Two Hundred Fifty Thousand Dollars ($250,000) at the time of such casualty (as determined by Seller's independent insurer), then Buyer shall have the right, for a period of ten (10) days from the date of notice of the amount of damage caused by the casualty, to terminate this Contract by giving written notice of termination to Seller within such period and the Closing Date shall be extended if necessary to allow Buyer to have this full ten (10) day review period. Upon such termination, the entire Earnest Money shall be returned to Buyer and the parties hereto shall be released of any further liability hereunder except as otherwise provided herein. If Buyer fails to notify Seller within such period of Buyer's exercise of its right to terminate this Contract, then Buyer shall proceed to closing subject to the terms and conditions hereof and, to the extent such sums have not been expended on repair work with the reasonable approval of Buyer (except for emergency repairs, for which no approval shall be required), all insurance proceeds received by Seller as a result of such casualty loss plus the amount of the deductible plus the amount of any uninsured loss shall be paid to Buyer at the closing. To the extent such proceeds have not yet been received by Seller, then Seller's rights to such proceeds shall be assigned to Buyer at the closing upon payment of the full Purchase Price to Seller by Buyer and Seller shall have no obligation to repair such damage.
14. SELLER'S FAILURE TO PERFORM. If all of the conditions to Seller's obligation to close have been satisfied or waived but Seller fails to perform under this Contract when obligated to do so, Buyer may either (a) enforce specific performance hereof, or (b) terminate this Contract and receive the Earnest Money and, in the event of such termination, Buyer and Seller shall be relieved of all obligations and liabilities under this Contract (except as otherwise provided in this Contract). If Buyer elects subsection (a) from the previous sentence, the parties shall continue this Contract pending Buyer's action for specific performance, in which latter event Buyer, as a condition to such action, shall not accept return of the Earnest Money.
15. BUYER'S FAILURE TO PERFORM. If all of the conditions to Buyer's obligation to close have been satisfied or waived but Buyer fails to perform this Contract when obligated to do so, the entire amount of the Earnest Money shall be paid to and retained by Seller as fixed, agreed and liquidated damages, and as Seller's exclusive remedy for such failure to perform, and Seller and Buyer shall be relieved from all liabilities and obligations under this Contract (except as otherwise provided in this Contract).
16. ATTORNEYS' FEES; COSTS. In connection with any litigation arising out of this Contract, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs at both the trial and appellate levels.
17. CONDEMNATION. In the event of the institution, prior to closing of any proceedings, judicial, administrative or otherwise, which relate to a taking or proposed taking of any portion of the Real Property by eminent domain, Seller shall immediately notify Buyer thereof. In the event of any such taking or proposed taking which relates to more than five percent (5%) of the land area of the Real Property, Buyer shall have the right to appear and defend such condemnation proceedings, and in the event the closing occurs, any award in condemnation shall, at Buyer's election, become the property of Buyer.
18. BROKERS AND AGENTS. Each of the parties represents to the other that it has not retained or used the services of a broker or agent in connection with this transaction. Each party agrees to indemnify and hold the other harmless from any claims of brokers or agents for fees or commissions arising out of this transaction attributable to a breach by such party of its representations under this Section.
19. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and delivered by a nationally recognized overnight courier service providing a receipt (such as Federal Express), by hand or by facsimile addressed as follows: (i) if to Buyer: Emeritus Corporation, Attention: Daniel R. Baty, Chairman and CEO, 3131 Elliott Avenue, Suite 500, Seattle, WA 98121, Tel. No. 206-298-2909, Fax No. 206-301-4500, with a copy to Randi S. Nathanson, Esquire, The Nathanson Group PLLC, 1520 Fourth Avenue, Sixth Floor, Seattle WA 98101, Tel. No. 206-623-6239, Fax No. 206-623-1738; if to Seller, c/o Horizon Bay Management, L.L.C., Attention: Thilo D. Best, President and CEO, 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601, Tel. No. 312-297-9494, Fax No. 312-297-9502, with a copy to Whitehall Street Real Estate Limited Partnership VII, Attention: Chief Financial Officer, 85 Broad Street, 19th Floor, New York, New York 10004, and with a copy to Kenneth S. Jacob, Esquire, Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5339, Tel. No. 202-775-5750; Fax No. 202-857-6395, or at any other address designated by either party by notice to the other party pursuant to this Section
19. Notices shall be deemed given when received or when receipt is refused by the party to whom it is addressed, if delivered by overnight courier service or by hand or on the date the automatic acknowledgment indicates delivery was made to the party to whom it is addressed, if sent by facsimile.
20. ENTIRE AGREEMENT. This Contract shall constitute the entire agreement between the parties, and no prior verbal or written agreement of understanding shall survive the execution of this Contract. In the event of any amendment or modification of this Contract, the amendment or modification shall be in writing signed by all the parties, or their agents, in order to be binding upon the parties. This Contract, or a memorandum thereof, shall not be recorded among the land records.
21. FURTHER ASSURANCES. Seller agrees that it will, at any time and from time to time after the Closing Date, upon request of and at the sole cost and expense of Buyer, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may reasonably be required for the assigning, transferring, granting, assuring and confirming to Buyer, or for aiding and assisting in collecting and reducing to possession, any or all of the assets or property being sold to Buyer pursuant to this Contract, provided that the same do not impose any liability on Seller beyond that provided in this Contract or any document required to be executed by Seller pursuant to this Contract (other than under this Section).
22. WAIVER OF JURY TRIAL. The parties hereto waive trial by jury in any action, proceeding or counterclaim brought by any party against any other party on any matter arising out of or in any way connected with this Contract.
23. BENEFIT AND BURDEN; LIABILITY. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Buyer shall not assign its rights under this Contract without Seller's prior written consent but Buyer shall have the right, without Seller's consent but with notice to Seller, to designate any subsidiary to take title to the Facility.
24. APPLICABLE LAW. This Contract shall be governed by and interpreted in accordance with the laws of the State of Louisiana.
25.     LIMITATIONS  ON  CLAIMS;  SURVIVAL.
(a)     Limitations  on  Buyer's  Claims.  Notwithstanding  any provision to the
        --------------------------------
contrary  herein  or  in  any  document  or  instrument  executed  by Seller and delivered to Buyer or its designee at or in connection with the closing (collectively, "CLOSING DOCUMENTS"), Seller shall have no liability whatsoever with respect to any suits, actions, proceedings, investigations demands, claims, liabilities, fines, penalties, liens, judgments, losses, injuries, damages, expenses or costs, including without limitation, attorneys' and experts' fees and costs and investigation and remediation costs (collectively, "CLAIMS") under any of the representations and warranties and indemnities contained in this Contract or in any Closing Document, except to the extent that the aggregate amount of all Claims for breach of Seller's representations and warranties and indemnities exceeds $25,000 (the "THRESHOLD AMOUNT") (but if such Claim is valid and is finally determined (or settled) to be in excess of the Threshold Amount, then Seller's liability shall extend to the "first dollar" of Buyer's Claim(s)); provided, however, notwithstanding any provision to the contrary herein or in any Closing Document, the total liability of Seller for any or all Claims with respect to the Facility shall not exceed Two Hundred Thousand Dollars ($200,000) (the "CAP AMOUNT"). Further, notwithstanding any provision to the contrary herein or in any Closing Document, Seller shall have no liability with respect to any Claim under any of the representations and warranties and indemnities contained in this Contract or in any Closing Document, which Claim relates to or arises in connection with (1) any Hazardous Materials (except solely to the extent that Seller have breached their representation in Section 7(a)), (2) the physical condition of the Facility (except solely to the extent that Seller has breached its representation in Section 7(a)) or (3) any other matter not expressly set forth in Seller's representations and warranties set forth in
Section 7(a) or their indemnities in any Closing Document. Buyer shall not make any Claim or deliver any Claim Notice unless in good faith, it believes the Claim would exceed the Threshold Amount as set forth above.
(b)     Survival  of Buyer's Claims.  Except as otherwise specifically set forth
        ---------------------------
in this Contract, the representations and warranties and indemnities of Seller contained herein or in any Closing Document shall survive only until the date which is twelve (12) months after the Closing Date (the "SURVIVAL DATE"). Any Claim that Buyer may have any time against Seller for breach of any such representation, warranty or indemnity, whether known or unknown, with respect to which a Claim Notice has not been delivered to Seller on or prior to the
                         --------
Survival Date, shall not be valid or effective. For the avoidance of doubt, on the Survival Date, Seller shall be fully discharged and released (without the need for separate releases or other documentation) from any liability or obligation to the Buyer, Buyer's designee and/or their successors and assigns with respect to any Claims or any other matter relating to this Contract, any Closing Document or the Facility, except solely for those matters that are then the subject of the pending Claim Notice delivered by Buyer to Seller.
(c)     Limitations  on  Seller's  Claims.  Notwithstanding any provision to the
        ---------------------------------
contrary herein or in any document or instrument executed by Buyer and delivered to Seller at or in connection with the closing (collectively, "BUYER CLOSING DOCUMENTS"), Buyer shall have no liability whatsoever with respect to any Claims under any of the representations and warranties and indemnities contained in this Contract or in any Buyer Closing Document, except to the extent that the aggregate amount of all Claims for breach of Buyer's representations and warranties and indemnities exceeds the Threshold Amount (but if such Claim is valid and is finally determined (or settled) to be in excess of the Threshold Amount, then Buyer's liability shall extend to the "first dollar" of Seller's Claim(s)); provided, however, notwithstanding any provision to the contrary herein or in any Buyer Closing Document, the total liability of Buyer for any or all Claims with respect to the Facility shall not exceed the Cap Amount. Further, notwithstanding any provision to the contrary herein or in any Buyer Closing Document, Buyer shall have no liability with respect to any Claim under any of the representations and warranties and indemnities contained in this Contract or in any Buyer Closing Document, which Claim relates to or arises in connection with (1) any Hazardous Materials, (2) the physical condition of the Facility or (3) any other matter not expressly set forth in Buyer's representations and warranties set forth in Section 7(b) or its indemnities in any Buyer Closing Document. Seller shall not make any Claim or deliver any Claim Notice unless in good faith, Seller believes the Claim would exceed the Threshold Amount as set forth above.
(d)     Survival of Seller's Claims.  Except as otherwise specifically set forth
        ---------------------------
in this Contract, the representations and warranties and indemnities of Buyer contained herein or in any Buyer Closing Document shall survive only until the Survival Date. Any Claim that Seller may have any time against Buyer for breach of any such representation, warranty or indemnity, whether known or unknown, with respect to which a Claim Notice has not been delivered to Buyer on or prior
                                     -------
to the Survival Date, shall not be valid or effective. For the avoidance of doubt, on the Survival Date, Buyer shall be fully discharged and released (without the need for separate releases or other documentation) from any liability or obligation to the Seller, Seller's designee(s) and/or their successors and assigns with respect to any Claims or any other matter relating to this Contract, any Buyer Closing Document or the Facility, except solely for those matters that are then the subject of the pending Claim Notice delivered by Seller to Buyer.
(e)     HBM  Guaranty.  HBM shall execute at closing a Guaranty substantially in
        -------------
the  form of Exhibit K, guaranteeing Seller's obligation to pay to Buyer damages
             ---------
due under this Contract arising from a breach of Seller's representations and warranties set forth in Section 7(a) of the Contract, provided that HBM shall only be liable under such Guaranty to the extent that Seller would be liable under the provisions of this Section 25 and in no event shall HBM's maximum amount of liability under the Guaranty exceed the Cap Amount. Furthermore, to the extent Buyer collects from Seller under a Claim the Cap Amount, HBM shall have no further liability under such Guaranty.
(f)     Closing  Survival  and  Section  Applicability.  This  Section  25 shall
        ----------------------------------------------
survive closing. The limitations on Claims (including, without limitation, the Threshold Amount and the Cap Amount) and all other aspects of this Section 25 shall be inapplicable to the provisions of Section 4 (Seller's Funding of
Operating Losses) and Section 6(d) (Adjustments). Nothing in this Section 25 shall restrict Buyer from interpleading Seller in any action filed by a third party against Buyer relating to Seller's ownership and operation of the Facility prior to closing.
26. TIME OF THE ESSENCE. All times, wherever specified herein for the performance by Seller or Buyer of their respective obligations hereunder, are of the essence of this Contract. Notwithstanding the foregoing, any time period provided for herein which shall end on a Saturday, Sunday, or legal holiday shall extend to the next Business Day. For purposes of this Contract, the term "BUSINESS DAY" shall mean those days of the week which are not a
Saturday, Sunday or any other federal or state holiday in which the banks in Chicago are not open for business.
27. COUNTERPARTS. This Contract may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement binding on the parties hereto.
28. DRAFTS NOT AN OFFER TO ENTER INTO A LEGALLY BINDING CONTRACT. The parties hereto agree that the submission of a draft of this Contract by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Facility pursuant to the terms of this Contract. The parties shall be legally bound with respect to the purchase and sale of the Facility pursuant to the terms of this Contract only if and when the parties have been able to negotiate all of the terms and provisions of this Contract in a manner acceptable to each of the parties in their respective sole discretion, including, without limitation, all of the Exhibits and Schedules hereto, and each of Seller and Buyer have fully executed and delivered to each other a counterpart of this Contract, including, without limitation, all Exhibits and Schedules hereto.
29.     CONFIDENTIALITY,  DISCLOSURE  AND  PRESS  RELEASES.
(a)     Confidentiality  Agreement.  As  a  condition  to  Seller's agreement to
        --------------------------
furnish  and/or  disclose  Confidential  Information  (as  defined  in  the confidentiality  agreement  attached  hereto  as  Exhibit  I)  to  Buyer and its
                                                  ----------
Representatives for review and inspection, Buyer hereby agrees to be bound by the confidentiality agreement in the form attached hereto as Exhibit I.
                                                                      ---------
(b)     Disclosure.  Notwithstanding  any  language  in  this  Contract  to  the
        ----------
contrary,  in  no  event  shall  Buyer  contact  any Facility-based employees or otherwise disclose the transactions contemplated by this Contract to any Facility-based employees until the later of (i) the Effective Date or (ii) Buyer's issuance of the Press Release (hereinafter defined).
(c)     Press  Release.  Seller  and Buyer hereby covenant that (i) prior to the
        --------------
closing they shall not issue any press release or public statement (a "PRESS RELEASE") with respect to the transaction contemplated by this Contract without the prior consent of all parties to this Contract, except to the extent required by law or the regulations of the Securities and Exchange Commission, and (ii) after the closing, any Press Release issued by Seller or Buyer shall be subject to the review and approval of all such parties (which approval shall not be unreasonably withheld). If Seller or Buyer are required by law to issue a Press Release, such party shall, at least two (2) Business Days prior to the issuance of the same, deliver a copy of the proposed Press Release to the other party for its review. Notwithstanding any language to the contrary herein, Buyer covenants to issue a Press Release on the Effective Date or such earlier or later date as may be mutually agreed by Seller and Buyer, which Press Release shall be subject to Seller's review and approval (which approval will not be unreasonably withheld and may not be withheld with respect to any provision of the Press Release which is required by law or the regulations of the Securities and Exchange Commission).
30.     ESCROW.
(a)     Interpleader.  In  the  event of a dispute concerning the disposition of
        ------------
the Earnest Money, the Escrow Agent shall have the right at any time to deposit any cash funds held by it under this Contract with the clerk of the court having jurisdiction. The Escrow Agent shall give written notice of such deposit to Seller and Buyer. Upon such deposit, the Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.
(b)     Escrow  Agent  as  Stakeholder.  The parties acknowledge that the Escrow
        ------------------------------
Agent is acting solely as a stakeholder at their request and for their convenience. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims, and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.
                  [Remainder of page intentionally left blank.]




     IN WITNESS WHEREOF, the undersigned parties have executed this Contract under seal as of the day and year first above stated.

SELLER:
------

SENIOR  LIFESTYLE  SHREVEPORT,  L.L.C.


By:     /s/   Thilo  D.  Best
     Thilo  D.  Best
     President  and  Chief  Executive  Officer


BUYER:
-----

EMERITUS  CORPORATION


By:     /s/    Daniel  R.  Baty
     Daniel  R.  Baty
     Chairman  and  Chief  Executive  Officer



The undersigned Escrow Agent executes this Contract solely for the purpose of evidencing its agreement to perform its obligations, as set forth in this Contract, it being understood and agreed that Escrow Agent shall have absolutely no liability for the performance by Seller or Buyer of their obligations under this Contract.

TITLE  NETWORK,  LTD.


By:
     Name:
     Title:

HBM is executing this Contract for the sole purpose of agreeing to be bound by the provisions of Sections 4(d) and 25(e).

HBM:
---

HORIZON  BAY  MANAGEMENT,  L.L.C.


By:     /s/    Thilo  D.  Best
     Thilo  D.  Best
     President  and  Chief  Executive  Officer

                                LIST OF EXHIBITS
                                ----------------

Exhibit  Recitals     Definition  of  Personal  Property
-----------------
Exhibit  A          Legal  Description  of  Shreveport
----------
Exhibit  B          Shreveport  Existing  Debt  Loan  Documents
----------
Exhibit  C          Seller's  Operating  Loss  Funding  Obligations
----------
Exhibit  D          Form  of  Warranty  Deed
----------
Exhibit  E          Form  of  Assignment  and Assumption of Occupancy Agreements
----------
Exhibit F     Form of Assignment of Licenses, Intangibles (including Trade Name)
---------
and  Warranties
Exhibit  G          Form  of  Assignment  and  Assumption of Operating Contracts
----------
Exhibit  H          Form  of  Bill  of  Sale
----------
Exhibit  I          Form  of  Confidentiality  Agreement
----------
Exhibit  J          Form  of  HBM's  Guaranty  of  Operating  Losses
----------
Exhibit  K          Form  of  HBM's  Guaranty  of Representations and Warranties
----------



                                LIST OF SCHEDULES
                                -----------------

Schedule  4(b)          Form  of  Operating  Loss  Report
--------------
Schedule  7(a)(vi)     Litigation
------------------
Schedule  7(a)(xi)     Operating  Contracts
------------------

                                EXHIBIT RECITALS
                                ----------------

 "PERSONAL PROPERTY" is comprised of the following (expressly excluding operating procedures manuals, corporate systems (such as accounting or cash management systems), accounts receivable, tax refunds, goodwill, the trade name "Kingsley Place at Lincoln Square" and other trade names (other than the Trade
Name), trademarks and service marks, trade secrets and proprietary information and know-how and forms, including accounting and other proprietary software):

     (i) all resident occupancy agreements and commercial tenant lease or other occupancy agreements relating to the Real Property (the "OCCUPANCY AGREEMENTS");

     (ii) to the extent assignable, any and all licenses, authorizations, permits and approvals issued by any governmental authority and relating to its ownership and operation of the Real Property (the "ASSIGNABLE LICENSES");

     (iii) all furniture, furnishings, equipment, inventory, supplies and vehicles owned by Seller and relating to the Real Property (the "TANGIBLE PERSONAL PROPERTY");

     (iv) all service, maintenance and equipment contracts and leases under which Seller is vendee or lessee (excluding the Seller's Management Agreement with Horizon Bay Management, L.L.C.) to the Real Property (the "OPERATING CONTRACTS"); and

     (v) all rights to the trade name "Kingsley Place at Shreveport" (the "TRADE NAME").

                                     ------



                                    EXHIBIT A
                                    ---------

                         LEGAL DESCRIPTION OF SHREVEPORT
                         -------------------------------


A TRACT OF LAND located in Fractional Section 37, Township 17 North, Range 13 West, Shreveport, Caddo Parish, Louisiana, being more fully described as follows: Beginning at the Northeast corner of Lot 114, University Terrace, as recorded in Book 1100, pages 159 through 169 of the Records of Caddo Parish, Louisiana, said point also located on the Westerly right of way line of University Drive; Thence leaving said Westerly right of way line run along the Northerly line of said University Terrace South 89 18'00" West a distance of
746.13 feet to a point of the high bank of Sand Beach Bayou; Thence leaving said Northerly line of University Terrace run along said high bank the following courses and distances: North 23 44'00" East a distance of 367.57 feet and North 03 04'00" East a distance of 115.60 feet; Thence leaving said high bank run North 89 18'00" East a distance of 586.50 feet to a point on the Westerly right of way line of University Drive; Run thence along said Westerly right of way line South 00 42'00" East a distance of 450.00 feet to the point of beginning of tract, containing 6.711 acres, more or less.

                                    EXHIBIT B
                                    ---------

                     SHREVEPORT EXISTING DEBT LOAN DOCUMENTS
                     ---------------------------------------


1. Construction Loan Agreement by and between Senior Lifestyle Shreveport, L.L.C. and GMAC Commercial Mortgage Corporation

2.     Promissory  Note  ($6,480,000)

3. Assignment of Leases and Rents by Senior Lifestyle Shreveport, L.L.C. and GMAC Commercial Mortgage Corporation

4. Repayment Guarantee Agreement by WHSLC Realty, L.L.C. and GMAC Commercial Mortgage Corporation

5.     UCC-1  Financing  Statement

6. Collateral Assignment of Contracts by Senior Lifestyle Shreveport, L.L.C. to GMAC Commercial Mortgage Corporation

7.     Collateral  Mortgage  and  Security  Agreement

                                    EXHIBIT C
                                    ---------

                   SELLER'S OPERATING LOSS FUNDING OBLIGATIONS
                   -------------------------------------------

The Operating Loss Cap for the 365-day period following the Closing Date (the "FIRST YEAR OPERATING LOSS CAP") is $252,000. The Operating Loss Cap for the 365-day period following the first anniversary of the Closing Date (the "SECOND YEAR OPERATING LOSS CAP") is $50,000. In no event shall the aggregate Operating Losses paid to Buyer under this Contract exceed $302,000. The Operating Loss Caps include, as facility expenses, debt service and a management fee of 5% of Gross Revenues.

                                    EXHIBIT D
                                    ---------

                              FORM OF WARRANTY DEED
                              ---------------------


State  of  LOUISIANA

Parish  of  Caddo

Be  it  known,  that  on  this                day  of                  2002;

Before me, the undersigned Notary Public, duly commissioned and qualified within and for the above Parish and State, and in the presence of the undersigned competent witnesses, personally came and appeared as Seller:

                       Senior Lifestyle Shreveport, L.L.C.

whose address is declared to be 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601;

who declared that for the price of Ten Dollars ($10.00), cash in hand paid; receipt of which is hereby acknowledged, Seller does hereby sell and deliver, with full warranty of title and subrogation to all rights and actions of warranty Seller may have unto Buyer:

                     [EMERITUS CORPORATION OR ITS DESIGNEE]

whose  address  is  declared  to  be 3131 Elliott Avenue, Suite 500, Seattle, WA
98121;

who  acknowledges  delivery  and possession of the following described property:

A TRACT OF LAND located in Fractional Section 37, Township 17 North, Range 13 West, Shreveport, Caddo Parish, Louisiana, being more fully described as follows: Beginning at the Northeast corner of Lot 114, University Terrace, as recorded in Book 1100, pages 159 through 169 of the Records of Caddo Parish, Louisiana, said point also located on the Westerly right of way line of University Drive; Thence leaving said Westerly right of way line run along the Northerly line of said University Terrace South 89 18'00" West a distance of
746.13 feet to a point of the high bank of Sand Beach Bayou; Thence leaving said Northerly line of University Terrace run along said high bank the following courses and distances: North 23 44'00" East a distance of 367.57 feet and North 03 04'00" East a distance of 115.60 feet; Thence leaving said high bank run North 89 18'00" East a distance of 586.50 feet to a point on the Westerly right of way line of University Drive; Run thence along said Westerly right of way line South 00 42'00" East a distance of 450.00 feet to the point of beginning of tract, containing 6.711 acres, more or less.

To have and to hold said property unto Buyer, Buyer's heirs, successors and assigns, forever.

All parties signing the within instrument, either as parties or as witnesses, have declared themselves to be of full legal capacity.

All agreements and stipulations, and all of the obligations herein assumed shall insure to the benefit of and be binding upon the heirs, successors and assigns of the respective parties.

The certificate of mortgages, required by Article 3364 of the Revised Civil Code of
Louisiana, certificate of conveyances and tax certificate are dispensed with by the parties hereto. All taxes assessed against the property herein conveyed have been prorated as of the date of sale.

Thus done and signed at my office in the City of ______________, State of ________________, on the date first hereinabove written, in the presence of the undersigned competent witnesses and me, Notary, after due reading of the whole.

Witnesses:

                              SENIOR  LIFESTYLE  SHREVEPORT,  L.L.C.


                              By:
                                   Thilo  D.  Best
                                   President  and  Chief  Executive  Officer



                    ________________________________________
                                  Notary Public

                                    EXHIBIT E
                                    ---------

                        FORM OF ASSIGNMENT AND ASSUMPTION
                        ---------------------------------
                             OF OCCUPANCY AGREEMENTS
                             -----------------------

     THIS ASSIGNMENT AND ASSUMPTION OF OCCUPANCY AGREEMENTS (this "ASSIGNMENT") is entered into on this ___ day of __________ 2002, between (i) Senior Lifestyle Shreveport, L.L.C., a Delaware limited liability company ("ASSIGNOR"), having an office at c/o Horizon Bay Management, L.L.C., 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601 and (ii) [EMERITUS CORPORATION OR ITS DESIGNEE], a ___________________ ("ASSIGNEE"), having an office at 3131 Elliott Avenue, Suite 500, Seattle, WA 98121.

     1.     Reference  to  Sale  Contract.  Reference is made to a Sale Contract
            -----------------------------
dated April __, 2002 between Assignor, as seller, and Assignee, as buyer, pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, the Assignor's interest in the Real Property and other assets described therein (the "SALE CONTRACT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sale Contract.

     2.     Assignment.  For  good  and  valuable  consideration  received  by
            ----------
Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee all right, title and interest of Assignor as landlord in and to each of the Occupancy Agreements and the security deposits thereunder. Assignor is not assigning any right to receive delinquent rent, and any delinquent rent as of the date hereof shall be collected and paid to Seller in the manner provided by the Sale Contract.

     3.     Assumption.  Assignee hereby assumes, and agrees to be bound by, all
            ----------
of the covenants, agreements and obliga-tions of Assignor as landlord under the Occupancy Agreements which shall arise or be incurred, or which are required to be performed, on and after the date of this Assignment, and Assignee further assumes all liability of Assignor for the proper refund or return of the security deposits if, when and as required by the Occupancy Agreements or otherwise by law. Assignee is not assuming any obligation to collect and/or pay to Seller any delinquent rent as of the date hereof, except as expressly provided in the Sale Contract.

     4.     Binding  Effect.  This Assignment shall inure to the benefit of, and
            ---------------
be binding upon, each of the parties hereto and their respective successors and assigns.

     5.     Counterparts.  This  Agreement may be executed in counterparts, each
            ------------
of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

     6.     Indemnification.
            ---------------

          (a) Assignor agrees to indemnify, defend and hold Assignee harmless from and against all claims and demands of a resident or tenant under any Occupancy Agreement arising as a result of Assignor's performance of, or failure to perform, the covenants, agreements and obligations of the licensor/landlord under the Occupancy Agreements to be kept and performed by Assignor as such licensor/landlord before the date of this Assignment and Assignor shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Assignee in enforcing this indemnity.

          (b) Assignee agrees to indemnify, defend and hold Assignor harmless from and against all claims and demands of a resident or tenant under any Occupancy Agreements arising as a result of Assignee's performance of, or failure to perform, the covenants, agreements and obligations of the licensor/landlord under the Occupancy Agreements to be kept and performed by Assignee as such licensor/landlord, as the case may be, on and after the date of this Assignment and Assignee shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Assignor in enforcing this indemnity.



           [SIGNATURES OF THE PARTIES ARE SET FORTH ON THE NEXT PAGE]

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment on the day and year first above written.

ASSIGNOR:

SENIOR  LIFESTYLE  SHREVEPORT,  L.L.C.,
a  Delaware  limited  liability  company


By:     ____________________________________
     Name:
     Title:

ASSIGNEE:

[EMERITUS  CORPORATION  OR  ITS  DESIGNEE],  a

By:
     Name:
     Title:

------

                                    EXHIBIT F
                                    ---------

                   FORM OF ASSIGNMENT OF LICENSES, INTANGIBLES
                   -------------------------------------------
                      (INCLUDING TRADE NAME) AND WARRANTIES
                      -------------------------------------

     THIS ASSIGNMENT OF LICENSES, INTANGIBLES (INCLUDING TRADE NAME) AND WARRANTIES (this "ASSIGNMENT") is entered into on this ___ day of __________ 2002, between (i) Senior Lifestyle Shreveport, L.L.C., a Delaware limited liability company ("ASSIGNOR"), having an office at c/o Horizon Bay Management, L.L.C., 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601 and (ii) [EMERITUS CORPORATION OR ITS DESIGNEE], a ___________________ ("ASSIGNEE"), having an office at 3131 Elliott Avenue, Suite 500, Seattle, WA 98121.

1.     Reference  to  Sale Contract.  Reference is made to a Sale Contract dated
       ----------------------------
April __, 2002, between Assignor, as seller, and Assignee, as buyer (the "SALE CONTRACT"), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to purchase from Assignor, the Facility and other assets described therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sale Contract.

     2.     Assignment.  For  good  and  valuable  consideration  received  by
            ----------
Assignor, the receipt and suffi-ciency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee all right, title and interest of Assignor in and to: the Assignable Licenses, the Trade Names and any other intangibles or warranty to the extent not excluded from transfer under the terms of the Sale Contract. This Assignment shall not be effective as to any Assignable License, Trade Name or other intangible or warranty which, by its terms or as a matter of law, cannot be assigned.

     3.     Binding  Effect.  This Assignment shall inure to the benefit of, and
            ---------------
be binding upon, each of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, Assignor has executed this Assignment on the day and year first above written.


By:     SENIOR  LIFESTYLE  SHREVEPORT,  L.L.C.,
     a  Delaware  limited  liability  company

     By:     ________________________
     Name:
          Title:

                                    EXHIBIT G
                                    ---------

                        FORM OF ASSIGNMENT AND ASSUMPTION
                        ---------------------------------
                             OF OPERATING CONTRACTS
                             ----------------------
     THIS ASSIGNMENT AND ASSUMPTION OF OPERATING CONTRACTS (this "ASSIGNMENT") is entered into on this ___ day of __________ 2002, between (i) Senior Lifestyle Shreveport, a Delaware limited liability company ("ASSIGNOR"), having an office at c/o Horizon Bay Management, L.L.C., 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601 and (ii) [EMERITUS CORPORATION OR ITS DESIGNEE], a ___________________ ("ASSIGNEE"), having an office at 3131 Elliott Avenue, Suite 500, Seattle, WA 98121. ("ASSIGNEE").

1.     Property.  The  "PROPERTY"  shall  mean  the  real  property  located  in
       --------
Shreveport, Caddo Parish, Louisiana, legally described in EXHIBIT A to this Assignment.

2.     Service  Contracts.  The  "OPERATING  CONTRACTS" shall mean all contracts
       ------------------
relating  to  the  Property  listed  in  EXHIBIT  B  to  this  Assignment.

3.     Assignment.  For  good  and  valuable consideration received by Assignor,
       ----------
the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee all right, title and interest of Assignor in and to each of the Operating Contracts.

4.     Assumption.  Assignee  hereby  assumes, and agrees to be bound by, all of
       ----------
the covenants, agreements and obligations of Assignor under the Operating Contracts which shall arise or be incurred, or which are required to be performed, on and after the date of this Assignment.

5.     Indemnification.
       ---------------

(c) Assignor agrees to indemnify, defend and hold Assignee harmless from and against all claims and demands of a vendor under any Operating Contract arising as a result of Assignor's performance of, or failure to perform, the covenants, agreements and obligations of the vendee under the Operating Contracts to be kept and performed by Assignor as such vendee, before the date of this Assignment (provided, however, that Assignor shall be responsible for all payment obligations accrued by the vendee under the Operating Contracts before the date of this Assignment even if such sums are not due until after the date of this Assignment) and Assignor shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Assignee in enforcing this indemnity.
(d) Assignee agrees to indemnify, defend and hold Assignor harmless from and against all claims and demands of a vendor under any Operating Contract arising as a result of Assignee's performance of, or failure to perform, the covenants, agreements and obligations of the vendee under the Operating Contracts to be kept and performed by Assignee as such vendee, as the case may be, on and after the date of this Assignment and Assignee shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Assignor in enforcing this indemnity.

     6.     Binding  Effect.  This Assignment shall inure to the benefit of, and
            ---------------
be binding upon, each of the parties hereto and their respective successors and assigns.

7.     Exhibits.  The Exhibits referred to in this Agreement and attached hereto
       --------
are  incorporated  herein  by  this  reference  and  made  a  part  hereof.

8.     Counterparts.  This  Agreement  may  be executed in counterparts, each of
       ------------
which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of the day and year first above written.


ASSIGNOR:

SENIOR  LIFESTYLE  SHREVEPORT,  L.L.C.
a  Delaware  limited  liability  company


By:     ____________________________________
     Name:
     Title:

ASSIGNEE:

[EMERITUS  CORPORATION  OR  ITS  DESIGNEE],  a  ______________

By:     ____________________________________
     Name:
     Title:

                                    EXHIBIT H
                                    ---------

     FORM  OF  BILL  OF  SALE
     ------------------------

     THIS BILL OF SALE (this "BILL OF SALE") is executed on this ____ day of ____________, 2002, by Senior Lifestyle Shreveport, L.L.C. ("SELLER"), a Delaware limited liability company, having an office at 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601, in favor of [EMERITUS CORPORATION OR ITS DESIGNEE] ("BUYER"), a ___________________, having an office at 3131 Elliott Avenue, Suite 500, Seattle, WA 98121.

     1.     Reference  to  Sale  Contract.  Reference is made to a Sale Contract
            -----------------------------
dated April __, 2002 between Seller and Buyer, pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, the Assignor's interest in the Real Property and other assets described therein (the "SALE CONTRACT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sale Contract.

     2.     Sale.  For  good  and valuable consideration received by Seller, the
            ----
receipt and sufficiency of which is hereby acknowledged, Seller hereby sells, assigns and transfers its Tangible Personal Property to Buyer free and clear of all liens, charges and encumbrances. Seller covenants and agrees to warrant and forever defend title to its Tangible Personal Property unto Buyer against all and every person or persons. Except as set forth in the immediately preceding sentence, Seller makes no warranties or representations as to its Tangible Personal Property.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.

     SELLER:

SENIOR  LIFESTYLE  SHREVEPORT,  L.L.C.,
a  Delaware  limited  liability  company


By:     ____________________________________
     Name:
               Title:

------

                                    EXHIBIT I
                                    ---------

                        FORM OF CONFIDENTIALITY AGREEMENT
                        ---------------------------------


PERSONAL  AND  CONFIDENTIAL
---------------------------
April  ___,  2002
c/o  Horizon  Bay  Management,  L.L.C.
111  E.  Wacker  Drive,  Suite  2450
Chicago,  Illinois  60601
Attention:  Thilo  D.  Best
RE:  CONFIDENTIALITY  AGREEMENT
     --------------------------
Dear  Thilo:
In connection with the consideration by Emeritus Corporation or its affiliate ("BUYER") of the potential purchase (the "PURCHASE") from Senior Lifestyle Shreveport, L.L.C. (the "SELLER"), of the Facility, as defined in the Sale
Contract dated as of April __, 2002 between Seller and Buyer, Buyer has requested that Seller supply certain Confidential Information (as defined in paragraph 1 below). As a condition to Seller's agreement to furnish and/or disclose such Confidential Information to Buyer for its review and inspection, Buyer agrees to be bound by the terms set forth herein.
1. "CONFIDENTIAL INFORMATION" shall include all information furnished to Buyer by Seller relating to Seller or assets held by Seller, as well as written memoranda, notes, analysis, reports, compilations, or studies prepared by Buyer which contain, or are derived from, such information furnished by Seller, whether in writing, computer diskette, other medium or oral communication. Notwithstanding the foregoing, information provided by Seller shall not constitute Confidential Information if such information (i) is or becomes generally available to the public other than as a result of a disclosure by or through Buyer or its directors, officers, employees or affiliates in contravention of this agreement, (ii) was already available to, or in the possession of, Buyer prior to its disclosure by, or at the direction of, Seller in connection with Buyer's evaluation of the potential Purchase, or (iii) is or becomes available to Buyer from a source (other than Seller) not bound, to the knowledge of Buyer, by any legal or other obligation prohibiting the disclosure of Confidential Information by such source to Buyer.
2. Buyer agrees that it will use Confidential Information exclusively for the purpose of evaluating the potential Purchase. Buyer further agrees that it will not disclose Confidential Information to any third party; provided, however, that Buyer may without liability disclose Confidential Information (i) to any director, officer, employee of Buyer, or attorney, accountant, or other technical expert retained by Buyer who needs to know such Confidential Information for the purpose of evaluating the potential Purchase or later administering such Purchase and to Buyer's auditors, accountants and attorneys (it being understood and agreed that Buyer shall advise such persons of the confidential nature of such Confidential Information and such persons shall agree to maintain the confidentiality of such Confidential Information in accordance with the terms hereof), and (ii) to the extent required by a subpoena, judicial, or administrative process.
3. In the event that Buyer desires to disclose Confidential Information under the circumstances contemplated by clause (ii) of the preceding paragraph, Buyer will (a) provide Seller with prompt notice thereof, (b) consult with Seller on the advisability of taking steps to resist or narrow such disclosure, and (c) reasonably cooperate with Seller in any attempt that Seller may make to obtain an order or other reliable assurance that confidential treatment will be accorded to designated portions of the Confidential Information. However, Buyer shall not be obligated to suffer civil or criminal liability to prevent disclosure of Confidential Information required by a subpoena, judicial, regulatory or administrative process.
4. Buyer agrees that in the event the Purchase fails to occur, all written Confidential Information and all copies thereof will be returned to Seller promptly upon Seller's request.
5. In addition to any other remedies available to Seller, Buyer acknowledges and agrees that Seller shall be entitled to seek the remedies of injunction and specific performance for any breach of the provisions of this agreement by Buyer.
6. Buyer agrees to indemnify and hold harmless Seller from and against all loss, liability, claim, damage and expenses (including attorneys' fees) arising out of any breach of this agreement by Buyer or its representatives.
7. This agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

Very  truly  yours,
Emeritus  Corporation,

By:  ______________________
Daniel  R.  Baty
          Chairman  and  Chief  Executive  Officer

AGREED  TO  AND  ACCEPTED:
Horizon  Bay  Management,  L.L.C.,  on  behalf  of  Seller

By:  ______________________
Thilo  D.  Best
President  and  Chief  Executive  Officer

                                    EXHIBIT J
                                    ---------

                          GUARANTY OF OPERATING LOSSES
                          ----------------------------

     THIS GUARANTY (the "GUARANTY") is made and entered into this ____ day of , 2002, by HORIZON BAY MANAGEMENT, L.L.C. ("GUARANTOR"), for the benefit of
EMERITUS  CORPORATION  ("BUYER").

                                    RECITALS
                                    --------

     A. Senior Lifestyle Shreveport, L.L.C. ("SELLER"), and Buyer entered into a Sale Contract dated as of April __, 2002 (the "SALE CONTRACT") pursuant to which Buyer agreed to purchase the Facility (as defined in the Sale Contract) from Seller, subject to the terms and conditions of the Sale Contract.

     B. Guarantor benefited by Buyer and Seller entering into the Sale Contract, and, therefore, Guarantor executed the Sale Contract for the purpose of guaranteeing the performance of the Guaranteed Obligations (as defined herein).

     NOW, THEREFORE, as an inducement for Buyer to consummate the transactions contemplated by the Sale Contract, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.     Definitions.  Capitalized  terms  used  in  this  Guaranty which are
            -----------
defined in the Sale Contract as now in effect or as it may hereafter be amended from time to time have the meanings specified in the Sale Contract unless expressly otherwise defined herein.

     2.     Guaranty  of  Payment and Performance.  As set forth in Section 4(d)
            -------------------------------------
of the Sale Contract, Guarantor hereby irrevocably and unconditionally guarantees to Buyer the payment of Seller's obligation to fund Operating Losses, provided that Guarantor's maximum amount of liability under the Guaranty shall not exceed the applicable Operating Loss Caps. This Guaranty is an unconditional guaranty of payment and not of collection, and Guarantor agrees that Buyer shall not be required to assert any claim or cause of action against Seller before asserting any claim or cause of action against Guarantor under this Guaranty. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the obligations set forth herein shall have been completely performed or otherwise discharged. The obligations under this Section which Guarantor is guaranteeing under this Guaranty are hereinafter referred to as the "GUARANTEED OBLIGATIONS".

     3.     Waiver  of  Notice.  Guarantor  hereby  waives  notice of acceptance
            ------------------
hereof, and of nonperformance or nonpayment by Seller of any of the Guaranteed Obligations.

     4.     Further  Assurances.  Guarantor  will  at  any time and from time to
            -------------------
time upon request by Buyer take or cause to be taken any action and execute and deliver such, if any, further documents as, in the opinion of Buyer, may be necessary in order to assure to Buyer the full benefits of this Guaranty.

     5.     Waiver.  Neither  this  Guaranty nor any term hereof may be changed,
            ------
waived, discharged or terminated except by an instrument in writing signed by Buyer and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Buyer in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise be prejudicial thereto.

     6.     Insolvency  of  Seller  or  Guarantor.  This  Guaranty  shall not be
            -------------------------------------
affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting Seller or Guarantor, or any of the assets belonging to any of them.

     7.     Notices.  Any  demand or notice required or permitted to be given by
            -------
Buyer to Guarantor under this Guaranty shall be given pursuant to the terms and conditions set forth in Section 19 of the Sale Contract, and addressed to Guarantor at Horizon Bay Management, L.L.C., Attention: Thilo D. Best, President and CEO, 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601, Tel. No. 312-297-9494, Fax No. 312-297-9502, with a copy to Whitehall Street Real Estate Limited Partnership VII, Attention: Chief Financial Officer, 85 Broad Street, 19th Floor, New York, New York 10004, and with a copy to Kenneth
S. Jacob, Esquire, Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5339, Tel. No. 202-775-5750; Fax No.
202-857-6395,  or  at  any  other  address  designated  by  Guarantor  to Buyer.

     8.     Waiver  of Notice and Consent.  Without notice to Guarantor, without
            -----------------------------
the consent of Guarantor, and without affecting or limiting Guarantor's liability hereunder, Buyer may:

          (a) grant Seller extensions of time for payment of the Guaranteed Obligations or any part thereof;

          (b) grant Seller extensions of time for performance of agreements or other indulgences;

          (c) compromise, settle, release, or terminate any or all of the obligations, covenants,  or  agreements of Seller under the Sale Contract; and

(d) with Seller's written consent, modify or amend any obligations, covenant, or agreement of Seller as set forth in the Sale Contract (and such amendments shall nevertheless be binding upon Guarantor).

     9.     Continued  Effectiveness  and  Reinstatement.  This  Guaranty  shall
            --------------------------------------------
continue to be effective, or be reinstated, as the case may be, if at any time any whole or partial payment or performance of any of the Guaranteed Obligations or any other obligation hereunder is or is sought to be rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or Guarantor upon or as a result of the appointment of a receiver, intervener, or conservator of, or trustee or similar officer for, Seller or Guarantor of or for any substantial part of its property, or otherwise, all as though such payments and performance had not been made.

     10.     General  Provisions.  This  Guaranty  shall  be  binding  upon  the
             -------------------
respective successors and assigns of Guarantor, and shall inure to the benefit of Buyer and its successors and assigns; provided, however, Guarantor will not assign or otherwise transfer this Guaranty without the prior written consent of Buyer, which consent may be granted or refused in Buyer's sole discretion. This Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware. The descriptive headings of the Sections of this Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof. If any provision of this Guaranty shall be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Guaranty shall operate and be enforceable as if such invalid, illegal or unenforceable provisions had not been included herein.

     IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

GUARANTOR:
---------

HORIZON  BAY  MANAGEMENT,  L.L.C.


By:
     Thilo  D.  Best
     President  and  Chief  Executive  Officer

                                    EXHIBIT K
                                    ---------

                   GUARANTY OF REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

     THIS GUARANTY (the "GUARANTY") is made and entered into this ____ day of , 2002, by HORIZON BAY MANAGEMENT, L.L.C. ("GUARANTOR"), for the benefit of
EMERITUS  CORPORATION  ("BUYER").

                                       RECITALS
                                       --------

     A. Senior Lifestyle Shreveport, L.L.C. ("SELLER"), and Buyer entered into a Sale Contract dated as of April __, 2002 (the "SALE CONTRACT") pursuant to which Buyer agreed to purchase the Facility (as defined in the Sale Contract) from Seller, subject to the terms and conditions of the Sale Contract.

     B. Guarantor benefited by Buyer and Seller entering into the Sale Contract, and, therefore, Guarantor executed the Sale Contract for the purpose of guaranteeing the collection of the Guaranteed Obligations (as defined herein).

     NOW, THEREFORE, as an inducement for Buyer to consummate the transactions contemplated by the Sale Contract, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.     Definitions.  Capitalized  terms  used  in  this  Guaranty which are
            -----------
defined in the Sale Contract as now in effect or as it may hereafter be amended from time to time have the meanings specified in the Sale Contract unless expressly otherwise defined herein.

     2.     Guaranty of  Payment and Performance.  As set forth in Section 25(e)
            ------------------------------------
of the Sale Contract, Guarantor hereby irrevocably and unconditionally guarantees to Buyer Seller's obligation to pay to Buyer damages due under the Sale Contract arising from a breach of a representation and warranty set forth in Section 7(a) of the Sale Contract, provided that Guarantor shall only be liable under this Guaranty to the extent that Seller would be liable under the provisions of Section 25 of the Sale Contract and Guarantor's maximum amount of liability under this Guaranty shall not exceed the Cap Amount. This Guaranty is an unconditional guaranty of payment and not of collection, and is no way conditioned upon any attempt by Buyer to collect from Seller. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the obligations set forth herein shall have been completely performed or otherwise discharged. The obligations under this Section which the Guarantor is guaranteeing under this Guaranty are hereinafter referred to as the "GUARANTEED OBLIGATIONS".

     3.     Waiver  of  Notice.  Guarantor  hereby  waives  notice of acceptance
            ------------------
hereof, and of nonperformance or nonpayment by Seller of any of the Guaranteed Obligations.

     4.     Further  Assurances.  Guarantor  will  at  any time and from time to
            -------------------
time upon request by Buyer take or cause to be taken any action and execute and deliver such, if any, further documents as, in the opinion of Buyer, may be necessary in order to assure to Buyer the full benefits of this Guaranty.

     5.     Waiver.  Neither  this  Guaranty nor any term hereof may be changed,
            ------
waived, discharged or terminated except by an instrument in writing signed by Buyer and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Buyer in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise be prejudicial thereto.

     6.     Insolvency  of  Seller  or  Guarantor.  This  Guaranty  shall not be
            -------------------------------------
affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting Seller or Guarantor, or any of the assets belonging to any of them.

     7.     Notices.  Any  demand or notice required or permitted to be given by
            -------
Buyer to Guarantor under this Guaranty shall be given pursuant to the terms and conditions set forth in Section 19 of the Sale Contract, and addressed to Guarantor at Horizon Bay Management, L.L.C., Attention: Thilo D. Best, President and CEO, 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601, Tel. No. 312-297-9494, Fax No. 312-297-9502, with a copy to Whitehall Street Real Estate Limited Partnership VII, Attention: Chief Financial Officer, 85 Broad Street, 19th Floor, New York, New York 10004, and with a copy to Kenneth
S. Jacob, Esquire, Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5339, Tel. No. 202-775-5750; Fax No.
202-857-6395,  or  at  any  other  address  designated  by  Guarantor  to Buyer.

     8.     Waiver  of Notice and Consent.  Without notice to Guarantor, without
            -----------------------------
the consent of Guarantor, and without affecting or limiting Guarantor's liability hereunder, Buyer may:

          (a) grant Seller extensions of time for payment of the Guaranteed Obligations or any part thereof;

          (b) grant Seller extensions of time for performance of agreements or other indulgences;

          (c) compromise, settle, release, or terminate any or all of the obligations, covenants,  or  agreements of Seller under the Sale Contract; and

(d) with Seller's written consent, modify or amend any obligations, covenant, or agreement of Seller as set forth in the Sale Contract (and such amendments shall nevertheless be binding upon Guarantor).

     9.     Continued  Effectiveness  and  Reinstatement.  This  Guaranty  shall
            --------------------------------------------
continue to be effective, or be reinstated, as the case may be, if at any time any whole or partial payment or performance of any of the Guaranteed Obligations or any other obligation hereunder is or is sought to be rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or Guarantor upon or as a result of the appointment of a receiver, intervener, or conservator of, or trustee or similar officer for, Seller or Guarantor of or for any substantial part of its property, or otherwise, all as though such payments and performance had not been made.

     10.     General  Provisions  .  This  Guaranty  shall  be  binding upon the
             -------------------
respective successors and assigns of Guarantor, and shall inure to the benefit of Buyer and its successors and assigns; provided, however, Guarantor will not assign or otherwise transfer this Guaranty without the prior written consent of Buyer, which consent may be granted or refused in Buyer's sole discretion. This Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware. The descriptive headings of the Sections of this Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof. If any provision of this Guaranty shall be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Guaranty shall operate and be enforceable as if such invalid, illegal or unenforceable provisions had not been included herein.

     IN WITNESS WHEREOF, the Guarantor has signed this Guaranty under seal as of the day and year first above written.

GUARANTOR:
---------

HORIZON  BAY  MANAGEMENT,  L.L.C.


By:
     Thilo  D.  Best
     President  and  Chief  Executive  Officer

                                  SCHEDULE 4(B)
                                  -------------

                          FORM OF OPERATING LOSS REPORT
                          -----------------------------


                                  See attached.

                                SCHEDULE 7(A)(VI)
                                -----------------
                                   LITIGATION
                                   ----------
                                      None.



                                                         SCHEDULE 7(A)(XI)
                                                         -----------------
                                                        OPERATING CONTRACTS
                                                        -------------------
                                                        OPERATING CONTRACTS



PROPERTY . . . . . . . . . . . .  COMPANY NAME            CONTRACT DATE                              NOTES

KP @ Shreveport. . . . . . . . .  Living Interiors, Inc.                                   8/1/1999  Horticultural services/plants
  Redd Pest Control. . . . . . .                7/7/1999  Pest control
  Enviro-Vac . . . . . . . . . .               9/26/1999  Testing, pumping and treating grease trap
  Canon Financial Services, Inc.               3/31/1999  Equipment lease
  Ikon . . . . . . . . . . . . .              10/24/2001  Maintenance agreement for copier
  Pro Lawn . . . . . . . . . . .               11/6/2001  Lawn maintenance
  ADT Security Services, Inc.. .               11/1/1998  Equipment lease
  Kathleen Wise. . . . . . . . .               2/21/2002  Beauty shop agreement
  Time Warner Cable. . . . . . .                9/7/1999  Cable television
  Bayou Security systems, Inc. .                6/1/2001  Fire alarm inspection agreement
  Bayou Security systems, Inc. .                6/1/2001  Alarm monitoring agreement
